UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07239
Name of Registrant:	Vanguard Horizon Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2012 – March 31, 2013
Item 1: Reports to Shareholders

Semiannual Report | March 31, 2013

Vanguard Strategic Equity Fund

> For the six months ended March 31, 2013, Vanguard Strategic Equity Fund returned about 18%.

> The fund outpaced its benchmark and peer-group funds.

> The strong performance was largely a result of stock selection in the consumer discretionary, industrial, and energy sectors.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2013
Total
Returns
Vanguard Strategic Equity Fund	18.01%
MSCI US Small + Mid Cap 2200 Index	16.33
Mid-Cap Core Funds Average	15.76
Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2012, Through March 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Equity Fund	$21.02	$24.40	$0.350	$0.000

1

Chairman’s Letter

Dear Shareholder,

During the six months ended March 31, 2013, investors’ anxieties about corporate profits, the fiscal U.S. deficit, and fresh troubles in Europe gave way to greater optimism about the strength of the U.S. economy, especially with regard to the labor and housing markets.

The improvement in market sentiment led to a shift away from safer assets toward riskier investments offering potentially higher returns, a trend that favored small-and mid-capitalization stocks more than their large-cap counterparts.

Vanguard Strategic Equity Fund returned 18.01% for the six months ended March 31, 2013, more than 1 percentage point above the return of its benchmark index (16.33%) and more than 2 percentage points ahead of the average return for peer funds (15.76%).

The fund’s gains were broad-based. Eight of ten industry sectors posted double-digit returns. In relative terms, the fund’s sectors performed roughly in line with or a little below those of the benchmark. The exceptions were consumer discretionary, industrials, and energy, where strong stock selection led to returns of more than 20% in each of the three sectors.

Global equity markets delivered a powerful rally

Global stocks advanced for the fifth straight month to finish the half-year ended March 31 with impressive gains. The Standard & Poor’s 500 Index closed

2

at a record high on the period’s final business day after global financial markets in recent months shrugged off the U.S. “fiscal cliff” crisis, the unsettled Italian national elections, and a controversial bailout package for Cyprus.

Peter Westaway, Vanguard’s chief European economist, said that the latest developments in Europe had been “rather bad,” but that the market had for the most part already priced in these events. “As always,” he said, “we think investors should assess their portfolios carefully and avoid making impulsive moves.”

U.S. equities returned more than 11% as the economic recovery slowly built momentum, the housing market rebounded further, and the labor market improved.

International equities were up more than 9%. Returns were about 16% in the Pacific region, where Japan’s accommodative monetary policy has helped spark the nation’s stock market, and nearly 10% in Europe. Emerging-markets stocks rose about 4%.

Bond returns barely budged as yields lingered near lows

The broad U.S. taxable bond market scraped out a minuscule gain of 0.09% for the half-year as U.S. Treasury yields remained just slightly above their all-time lows. Although the yield of the benchmark

10-year Treasury note increased during the six months and topped 2.00% at various times, it closed the period at about 1.85%. (Bond prices and yields move in opposite directions.)

Market Barometer

	Total Returns
	Periods Ended March 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	11.10%	14.43%	6.15%
Russell 2000 Index (Small-caps)	14.48	16.30	8.24
Russell 3000 Index (Broad U.S. market)	11.35	14.56	6.32
MSCI All Country World Index ex USA (International)	9.20	8.36	-0.39

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.09%	3.77%	5.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.96	5.25	6.10
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.30

CPI
Consumer Price Index	0.59%	1.47%	1.74%

3

Municipal bonds returned almost 1% for the six months despite price declines in March. And returns of money market funds and savings accounts barely registered as short-term interest rates remained between 0% and 0.25%, under the Federal Reserve’s four-year-old policy.

Robert Auwaerter, head of Vanguard’s Fixed Income Group, doesn’t anticipate abrupt policy changes from the central bank. “We don’t see the Fed changing course in the near term,” he said, “and when the Fed does, we expect it’ll go slowly so as not to undo the efforts made to keep interest rates low and to stimulate the economy.”

The fund’s quantitative model found pockets of outperformance

Not all quantitative funds are the same; their investment strategies vary greatly, and so do the models they rely on to execute those strategies. As explained in more detail in the Advisor’s Report that follows, Vanguard’s Equity Investment Group, which manages this fund, uses a proprietary quantitative model to compare approximately 2,200 small- and mid-cap U.S. stocks. The aim is to single out those the model indicates are most likely to outperform over the long term because of their attractive valuations, strong balance sheets, and positive earnings momentum. The advisor counts on its choice of stocks

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Equity Fund	0.29%	1.23%

The fund expense ratio shown is from the prospectus dated January 25, 2013, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2013, the fund’s annualized expense ratio was 0.28%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Mid-Cap Core Funds.

4

(which totaled about 420 on March 31) to outpace the benchmark without taking on additional risk through market capitalization tilts or sector bets.

The fund’s model was successful over the six-month period in generating a return for the fund that exceeded its benchmark’s by 1.68 percentage points. Quantitative analysis relating to quality (the strength of a company’s balance sheet and the sustainability of its earnings) and especially valuation (which measures the price the advisor pays for earnings and cash flows) helped identify stocks that significantly outperformed their peers in three of the benchmark’s ten sectors. A limited number of holdings among restaurants, casinos, media companies, and retailers helped the consumer discretionary sector make a big contribution to the fund’s performance. It returned about 23%, compared with about 17% for the benchmark.

The fund’s choices in industrials led to a sector return of about 32%, compared with about 26% for its counterpart in the benchmark. A few airline stocks in the portfolio soared on further consolidation in the industry, which should lead to greater pricing power and higher margins. Construction-related stocks were another bright spot.

Energy stocks returned about 23% for the fund, compared with more than 14% for the benchmark. A large part of the fund’s outperformance came from a handful of holdings in oil and gas refining. Margins in this business traditionally tend to be quite low, but recent expansion in domestic oil production helped lower costs, which translated into higher profits.

Among the other sectors, health care and consumer staples tempered the fund’s result compared with that of the benchmark.

Low cost is key no matter how a fund is managed

Keeping costs low has been a key part of our index funds’ success—the less expensive it is for an index fund to track its benchmark, the more returns get passed on to its investors.

But the same principle—low cost—is just as important to our actively managed funds. Outperforming an index through active management has historically proven to be a challenge in itself, so the higher management fees and transaction costs associated with such funds tend to set the bar for outperforming even higher.

That’s why, regardless of a fund’s management style, at Vanguard we focus on trying to give investors the best chance for investment success by keeping our fund costs low. (You can read an analysis of the impact of costs on the performance of actively managed funds in The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? at vanguard. com/research.)

5

The low-cost advantage doesn’t guarantee outperformance, of course. Even in those cases where an active stock fund outper-forms over long periods, it doesn’t necessarily mean that investors earned more than the index results every year—or even every decade. And investors have no way of knowing beforehand which funds will outperform.

But for those willing to accept the greater risks that come with active investing, we believe Vanguard’s low costs, along with our talented advisors, can improve the odds.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 16, 2013

6

Advisor’s Report

For the six-month period ended March 31, 2013, Vanguard Strategic Equity Fund returned 18.01%, outperforming its benchmark by 1.68 percentage points.

While U.S. equities in general experienced above-average returns, the mid- and small-capitalization stocks in the fund’s benchmark, the MSCI US Small + Mid Cap 2200 Index (16.33%), outpaced larger-cap equities, as measured by the MSCI US

Large Cap 300 Index (9.46%). Performance within the benchmark was broad-based, with nine of ten sectors generating positive returns. Market returns were best in industrials, consumer staples, and financials. Telecommunication services was the sole negative performer for the semiannual period.

The returns of the two quarters were quite different. During the final quarter of 2012, the benchmark was up around 3% as investors dealt with the election results and Hurricane Sandy while contemplating the potential repercussions of the looming “fiscal cliff.” Fortunately, Congress and

President Obama finally reached an agreement early in the new year, averting the worst of the fiscal cliff, including certain tax hikes that would probably have put the anemic recovery at risk. Investor fears seemed to abate and cash came into the U.S. equity market, helping to push mid- and small-cap stocks up 13.14% for the first quarter of 2013.

Over the six months, volatility in equity returns declined relative to most of 2012—a year in which volatility was driven in large part by global macroeconomic events. Sentiment about lackluster global economic growth, European and U.S. central bank actions, and the fiscal cliff contributed significantly to market volatility during the year. While the United States is not without its problems, our modest economic recovery is expected to continue. Corporate balance sheets remain strong, there is ample liquidity in the economy, housing data continue to improve, and unemployment statistics are moving in the right direction, although at a snail’s pace.

The fluctuations in the direction of the market reinforced our conviction that attempting to time investments is not profitable. Our aim, instead, is to identify individual stocks that have characteristics that will enable them to outperform over the long run. We select stocks by using a model with five components: valuation, growth, management decisions, market sentiment, and quality. We then construct our portfolio, with the goal of minimizing exposure to risks that our research indicates do not improve returns.

Our risk-control process neutralizes our exposure to market-capitalization, volatility, and industry risks relative to our bench-mark. In our view, such risk exposures

7

are not justified by the rewards. The effect of these risk controls can be seen by analyzing the fund’s tracking error

(a measure of performance volatility relative to its benchmark). The trailing three-year tracking error of 2.3% is well within an acceptable range given the risk tolerance for this fund.

The results from our stock selection model were encouraging over the last six months as we had positive contributions from four of our five components. Our valuation measurement was our strongest performer, while the manage-ment decisions component was relatively neutral over the period.

The model’s effectiveness over the period across sectors was mixed, as we were able to produce positive stock selection results in four of the ten sectors in the benchmark, with the strongest results in consumer discretionary and industrials. Selection results were neutral in four sectors, while we underperformed in consumer staples and health care.

At the individual stock level, the largest return contributions came from overweight positions in Delta Air Lines, Virgin Media, and Western Refining. In addition, when comparing the portfolio’s performance with that of its benchmark, we benefited from underweighting or avoiding poor-performing stocks such as Cliffs Natural Resources and Allied Nevada Gold.

Unfortunately, we could not avoid all bad performers. Overweight positions in IAC/ InterActive, Affymax, and Wellcare Health Plans were a drag on performance. Also, underweighting Netflix, United Continental, and Micron Technology hurt our overall outperformance relative to our benchmark.

We thank you for your investment and look forward to the second half of the fiscal year.

James D. Troyer, CFA
Principal and Portfolio Manager

James P. Stetler
Principal and Portfolio Manager

Michael R. Roach, CFA
Portfolio Manager

Vanguard Equity Investment Group

April 22, 2013

8

Strategic Equity Fund

Fund Profile
As of March 31, 2013

Portfolio Characteristics
		MSCI US	DJ U.S.
		Small +	Total
		Mid Cap	Market
		2200	FA
	Fund	Index	Index
Number of Stocks	420	2,165	3,586
Median Market Cap	$4.2B	$4.7B	$40.0B
Price/Earnings Ratio	16.2x	23.0x	18.1x
Price/Book Ratio	2.4x	2.2x	2.3x
Return on Equity	10.4%	11.4%	16.6%
Earnings Growth Rate	11.6%	8.5%	9.6%
Dividend Yield	1.4%	1.4%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	63%	—	—
Ticker Symbol	VSEQX	—	—
Expense Ratio[1]	0.29%	—	—
30-Day SEC Yield	1.10%	—	—
Short-Term Reserves	0.4%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ U.S.
		Small +	Total
		Mid Cap	Market
		2200	FA
	Fund	Index	Index
Consumer Discretionary	15.6%	16.2%	12.4%
Consumer Staples	4.9	4.5	9.5
Energy	6.7	7.1	10.1
Financials	20.7	20.4	17.3
Health Care	10.5	10.6	12.2
Industrials	14.3	14.4	11.1
Information Technology	15.6	15.1	17.4
Materials	5.8	6.0	3.8
Telecommunication
Services	0.5	0.8	2.6
Utilities	5.4	4.9	3.6

Volatility Measures
	MSCI US	DJ U.S.
	Small +	Total
	Mid Cap	Market
	2200	FA
	Index	Index
R-Squared	0.99	0.95
Beta	1.03	1.18
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Delta Air Lines Inc.	Airlines	1.1%
Western Digital Corp.	Computer Storage &
	Peripherals	1.0
O'Reilly Automotive Inc.	Automotive Retail	1.0
Seagate Technology plc	Computer Storage &
	Peripherals	1.0
Actavis Inc.	Pharmaceuticals	1.0
Tesoro Corp.	Oil & Gas Refining &
	Marketing	0.9
Textron Inc.	Aerospace &
	Defense	0.9
Triumph Group Inc.	Aerospace &
	Defense	0.9
Harley-Davidson Inc.	Motorcycle
	Manufacturers	0.9
ResMed Inc.	Health Care
	Equipment	0.9
Top Ten		9.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 25, 2013, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2013, the annualized expense ratio was 0.28%.

9

Strategic Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2002, Through March 31, 2013

For a benchmark description, see the Glossary.
Note: For 2013, performance data reflect the six months ended March 31, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013

	Inception	One	Five	Ten
	Date	Year	Years	Years
Strategic Equity Fund	8/14/1995	18.46%	7.34%	10.63%

See Financial Highlights for dividend and capital gains information.

10

Strategic Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (15.5%)
*	O’ReillyAutomotive Inc.	369,500	37,892
	Harley-Davidson Inc.	636,200	33,909
	Wyndham Worldwide Corp.	513,900	33,136
*	PulteGroup Inc.	1,521,500	30,795
	Dillard’s Inc. Class A	315,370	24,772
	ExpediaInc.	396,150	23,773
	Gannett Co. Inc.	1,036,200	22,662
^	Buckle Inc.	445,000	20,759
	Brinker International Inc.	516,950	19,463
	Domino’s Pizza Inc.	375,720	19,327
*,^	Coinstar Inc.	302,190	17,654
^	Regal Entertainment
	Group Class A	1,029,900	17,168
*	Jarden Corp.	346,950	14,867
^	Sturm Ruger & Co. Inc.	273,700	13,885
	Foot Locker Inc.	400,000	13,696
*	Conn’s Inc.	358,900	12,884
*	Tenneco Inc.	277,995	10,928
	PetSmart Inc.	169,700	10,538
	Sinclair Broadcast
	Group Inc. Class A	502,640	10,173
	Virgin Media Inc.	203,900	9,985
	Thor Industries Inc.	251,500	9,253
	Polaris Industries Inc.	92,482	8,554
*,^	Smith& Wesson
	Holding Corp.	934,500	8,410
	American Eagle
	Outfitters Inc.	447,600	8,370
	Starwood Hotels &
	Resorts Worldwide Inc.	129,400	8,247
	PVH Corp.	75,000	8,011
	H&R Block Inc.	250,300	7,364
*	ANN Inc.	253,400	7,354
	Cheesecake Factory Inc.	185,500	7,162
	Newell Rubbermaid Inc.	261,600	6,828
	Genuine Parts Co.	85,000	6,630
*	LeapFrog Enterprises Inc.	702,400	6,013

	Whirlpool Corp.	48,900	5,793
	Abercrombie & Fitch Co.	123,600	5,710
	Dana Holding Corp.	284,500	5,073
	Brown Shoe Co. Inc.	312,300	4,997
*	Grand Canyon
	Education Inc.	180,300	4,578
*	Jack in the Box Inc.	128,200	4,434
	Stage Stores Inc.	160,900	4,164
	Leggett & Platt Inc.	118,200	3,993
	NACCO Industries Inc.
	Class A	71,600	3,821
	Rent-A-Center Inc.	103,400	3,820
*	Goodyear Tire &
	Rubber Co.	291,300	3,673
*	Mohawk Industries Inc.	30,900	3,495
*	TRW Automotive
	Holdings Corp.	60,400	3,322
	Cracker Barrel Old
	Country Store Inc.	40,800	3,299
	Nordstrom Inc.	54,400	3,004
	Brunswick Corp.	81,700	2,796
*	Lamar Advertising Co.
	Class A	53,300	2,591
	Lear Corp.	44,400	2,436
*	Liberty Interactive Corp.
	Class A	104,300	2,230
*	Charter Communications
	Inc. Class A	20,800	2,167
	Service Corp. International	128,200	2,145
*	Hanesbrands Inc.	46,200	2,105
	GameStop Corp. Class A	75,100	2,101
	Scholastic Corp.	78,000	2,079
*	Red Robin Gourmet
	Burgers Inc.	43,300	1,974
	Cooper Tire & Rubber Co.	74,900	1,922
	International Game
	Technology	115,000	1,897
*	Marriott Vacations
	Worldwide Corp.	41,500	1,781

11

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	Chico’s FAS Inc.	105,800	1,777
	Dunkin’ Brands Group Inc.	47,800	1,763
*	Journal Communications
	Inc. Class A	215,261	1,447
^	Blyth Inc.	74,600	1,295
	OfficeMaxInc.	69,750	810
			588,954
Consumer Staples (4.9%)
*	Dean Foods Co.	1,623,704	29,438
	Ingredion Inc.	328,600	23,764
	CloroxCo.	205,800	18,219
	JM Smucker Co.	147,800	14,656
^	Herbalife Ltd.	315,978	11,833
	Energizer Holdings Inc.	117,500	11,718
	Safeway Inc.	398,100	10,490
	Universal Corp.	157,800	8,843
	Tyson Foods Inc. Class A	350,000	8,687
	Lancaster Colony Corp.	108,519	8,356
	Coca-Cola Enterprises Inc.	203,500	7,513
*	Rite Aid Corp.	3,486,300	6,624
^	SUPERVALUInc.	1,189,400	5,995
	Sanderson Farms Inc.	96,900	5,293
	Nu Skin Enterprises Inc.
	Class A	100,900	4,460
*	Green Mountain
	Coffee Roasters Inc.	64,300	3,650
*,^	USANA Health
	Sciences Inc.	65,700	3,175
*	Pilgrim’s Pride Corp.	229,900	2,113
*	Central Garden and
	Pet Co. Class A	60,800	500
			185,327
Energy (6.7%)
	Tesoro Corp.	611,600	35,809
	Helmerich & Payne Inc.	482,092	29,263
	Western Refining Inc.	797,400	28,236
	Core Laboratories NV	192,000	26,481
	Delek US Holdings Inc.	554,800	21,893
*	Rosetta Resources Inc.	311,645	14,828
	Energy XXI Bermuda Ltd.	531,200	14,459
	HollyFrontier Corp.	257,700	13,259
	Cabot Oil & Gas Corp.	145,000	9,804
*	Stone Energy Corp.	323,212	7,030
	Rentech Inc.	2,371,200	5,572
*	EPLOil & Gas Inc.	190,800	5,115
*	Plains Exploration &
	Production Co.	102,400	4,861
*	ExterranHoldings Inc.	153,600	4,147
*	Denbury Resources Inc.	209,800	3,913
	Alon USA Energy Inc.	204,900	3,903
*	Geospace Technologies
	Corp.	34,500	3,723
*	Vaalco Energy Inc.	460,100	3,492

*	Hornbeck Offshore
	Services Inc.	70,000	3,252
	Bristow Group Inc.	34,300	2,262
*	Ultra Petroleum Corp.	111,400	2,239
	Diamond Offshore
	Drilling Inc.	29,300	2,038
	RPC Inc.	129,400	1,963
*	ION Geophysical Corp.	280,100	1,908
	Patterson-UTI Energy Inc.	78,200	1,864
	Berry Petroleum Co.
	Class A	18,800	870
			252,184
Financials (20.4%)
	Huntington
	Bancshares Inc.	4,332,800	32,019
	Torchmark Corp.	488,795	29,230
	KeyCorp	2,599,930	25,895
*,^	World Acceptance Corp.	299,819	25,745
	Discover Financial Services	569,925	25,555
*	Arch Capital Group Ltd.	484,226	25,456
	American Financial
	Group Inc.	502,189	23,794
	NASDAQ OMX Group Inc.	729,200	23,553
	Regions Financial Corp.	2,460,300	20,150
	Host Hotels &
	Resorts Inc.	1,097,100	19,188
	Assurant Inc.	409,700	18,441
	CapitalSource Inc.	1,779,900	17,123
	Kimco Realty Corp.	759,500	17,013
	Allied World Assurance
	Co. Holdings AG	170,900	15,846
	Moody’s Corp.	290,900	15,511
	OmegaHealthcare
	Investors Inc.	440,600	13,377
	Weingarten Realty
	Investors	419,500	13,235
	Protective Life Corp.	349,800	12,523
	ExtraSpace Storage Inc.	313,540	12,313
	Brandywine Realty Trust	806,832	11,981
	CBL& Associates
	Properties Inc.	499,374	11,785
	First Industrial
	Realty Trust Inc.	687,825	11,782
	East West Bancorp Inc.	454,200	11,659
^	Lexington Realty Trust	952,700	11,242
	EPRProperties	215,200	11,201
	Douglas Emmett Inc.	448,200	11,174
	Ryman Hospitality
	Properties	240,500	11,003
*	Sunstone Hotel
	Investors Inc.	881,000	10,845
	DCT Industrial Trust Inc.	1,460,300	10,806
	Regency Centers Corp.	202,700	10,725
*	American Capital Ltd.	713,089	10,408

12

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	Post Properties Inc.	215,300	10,141
	National Retail
	Properties Inc.	271,100	9,806
*	St. Joe Co.	417,200	8,866
	Nelnet Inc. Class A	234,312	7,920
*	Credit Acceptance Corp.	62,622	7,649
	Pennsylvania REIT	390,400	7,570
	Medical Properties
	Trust Inc.	461,000	7,394
	Bank of Hawaii Corp.	141,900	7,210
	Validus Holdings Ltd.	186,600	6,973
	Montpelier Re
	Holdings Ltd.	244,300	6,364
	EverestRe Group Ltd.	47,400	6,155
	Apartment Investment &
	Management Co. Class A	190,200	5,832
	Platinum Underwriters
	Holdings Ltd.	103,000	5,748
	Macerich Co.	88,500	5,698
	Primerica Inc.	171,100	5,609
*	Portfolio Recovery
	Associates Inc.	42,500	5,394
	Lincoln National Corp.	163,300	5,325
	Retail Properties of
	America Inc.	345,100	5,107
*,^	Nationstar Mortgage
	Holdings Inc.	138,400	5,107
*	Howard Hughes Corp.	58,800	4,928
	Realty Income Corp.	105,600	4,789
	Umpqua Holdings Corp.	338,000	4,482
	Provident Financial
	Services Inc.	293,425	4,481
*	Texas Capital
	Bancshares Inc.	110,600	4,474
	Unum Group	151,300	4,274
*	Forest City Enterprises
	Inc. Class A	233,800	4,155
	Liberty Property Trust	99,200	3,943
	Sovran Self Storage Inc.	59,800	3,857
	Cathay General Bancorp	185,510	3,732
	Home Properties Inc.	55,500	3,520
	Hospitality
	Properties Trust	125,200	3,436
	Apollo Residential
	Mortgage Inc.	153,400	3,419
	PartnerRe Ltd.	36,600	3,408
	CNOFinancial Group Inc.	277,200	3,174
*	First Cash Financial
	Services Inc.	53,200	3,104
*	iStar Financial Inc.	279,055	3,039
	PrivateBancorp Inc.	152,500	2,884
	Axis Capital Holdings Ltd.	64,400	2,680
	Ramco-Gershenson
	Properties Trust	148,300	2,491

*	Ocwen Financial Corp.	60,900	2,309
	National Penn
	Bancshares Inc.	210,800	2,253
	HCC Insurance Holdings Inc.	53,400	2,244
	STAGIndustrial Inc.	104,300	2,218
	Webster Financial Corp.	90,500	2,196
*	FlagstarBancorp Inc.	157,100	2,188
	Home Loan Servicing
	Solutions Ltd.	90,900	2,121
	RenaissanceRe
	Holdings Ltd.	22,300	2,051
	Corporate Office
	Properties Trust	76,000	2,028
	Stewart Information
	Services Corp.	77,400	1,971
	Federated Investors Inc.
	Class B	83,100	1,967
	Synovus Financial Corp.	706,400	1,957
	Susquehanna
	Bancshares Inc.	157,400	1,957
	Geo Group Inc.	51,600	1,941
	BOK Financial Corp.	31,121	1,939
	Associated Banc-Corp	126,000	1,914
	First American
	Financial Corp.	73,600	1,882
*	Popular Inc.	65,700	1,814
	City Holding Co.	43,405	1,727
	Oritani Financial Corp.	94,900	1,470
	CBOEHoldings Inc.	33,900	1,252
	Republic Bancorp Inc.
	Class A	50,311	1,139
	Bancfirst Corp.	25,783	1,075
	MFA Financial Inc.	92,300	860
	Camden National Corp.	25,345	838
	American Capital
	Agency Corp.	21,300	698
	XLGroup plc Class A	21,400	648
			771,373
Health Care (10.5%)
*	Actavis Inc.	400,900	36,927
	ResMed Inc.	714,783	33,137
	OmnicareInc.	798,700	32,523
*	Mylan Inc.	986,300	28,544
	AmerisourceBergen Corp.
	Class A	420,504	21,635
*	Regeneron
	Pharmaceuticals Inc.	120,200	21,203
*	Cyberonics Inc.	375,700	17,587
*	Pharmacyclics Inc.	196,700	15,817
*	Thoratec Corp.	400,200	15,008
*	Cubist Pharmaceuticals Inc.	280,800	13,147
*	Sirona Dental Systems Inc.	171,600	12,652
*	Magellan Health
	Services Inc.	237,100	11,279

13

Strategic Equity Fund

			Market
			Value
		Shares	($000)
*	Charles River Laboratories
	International Inc.	250,900	11,107
*	Edwards Lifesciences Corp.	133,700	10,985
*	Medicines Co.	267,875	8,952
*,^	Arena Pharmaceuticals Inc.	844,000	6,929
	Chemed Corp.	79,400	6,350
*	Infinity Pharmaceuticals Inc.	114,200	5,535
*	ABIOMED Inc.	294,600	5,500
*	Life Technologies Corp.	85,000	5,494
^	PDL BioPharma Inc.	732,900	5,358
*	CareFusion Corp.	134,400	4,703
	Analogic Corp.	58,200	4,599
*	Bio-Reference Labs Inc.	170,700	4,435
*	Vertex Pharmaceuticals Inc.	75,000	4,124
^	Questcor
	Pharmaceuticals Inc.	112,400	3,657
*	Mettler-Toledo
	International Inc.	16,300	3,475
*	Nektar Therapeutics	302,900	3,332
*	Genomic Health Inc.	117,008	3,309
*	ICU Medical Inc.	49,600	2,924
*	Wright Medical Group Inc.	119,700	2,850
*	NPS Pharmaceuticals Inc.	268,900	2,740
	West Pharmaceutical
	Services Inc.	41,800	2,714
	Select Medical
	Holdings Corp.	279,300	2,514
*	PAREXEL International
	Corp.	58,600	2,315
*	Covance Inc.	31,000	2,304
*	Bruker Corp.	119,200	2,277
	Ensign Group Inc.	67,000	2,238
*	Alkermes plc	92,900	2,203
*	Tenet Healthcare Corp.	45,300	2,155
*	Health Management
	Associates Inc. Class A	162,800	2,095
*	Molina Healthcare Inc.	58,700	1,812
*	United Therapeutics Corp.	29,700	1,808
*	Auxilium
	Pharmaceuticals Inc.	92,500	1,598
*	Gentiva Health Services Inc.	104,400	1,130
*	Bio-Rad Laboratories Inc.
	Class A	8,200	1,033
^	Spectrum
	Pharmaceuticals Inc.	133,900	999
*	SurModics Inc.	30,200	823
*,^	Affymax Inc.	248,400	345
			396,180
Industrials (14.2%)
*	Delta Air Lines Inc.	2,528,200	41,741
	Textron Inc.	1,176,200	35,062
	Triumph Group Inc.	432,266	33,933
	Dun & Bradstreet Corp.	350,600	29,328
*	US Airways Group Inc.	1,507,900	25,589

	Cintas Corp.	568,900	25,106
	Trinity Industries Inc.	538,200	24,397
*	Terex Corp.	706,300	24,311
	Huntington Ingalls
	Industries Inc.	425,600	22,697
	A.O. Smith Corp.	284,100	20,901
*	EnerSys Inc.	448,557	20,445
*	Alaska Air Group Inc.	298,890	19,117
*	USG Corp.	679,300	17,961
	Avery Dennison Corp.	262,600	11,310
	Rockwell Collins Inc.	177,700	11,216
	ADT Corp.	197,600	9,671
	Lincoln Electric
	Holdings Inc.	163,600	8,864
	AMERCO	45,740	7,938
	Hyster-Yale Materials
	Handling Inc.	135,600	7,741
	Steelcase Inc. Class A	518,400	7,636
	Hubbell Inc. Class B	74,900	7,274
*	Fortune Brands
	Home & Security Inc.	191,400	7,164
*	JetBlue Airways Corp.	1,032,600	7,125
	Toro Co.	154,700	7,122
	Robert Half
	International Inc.	179,300	6,729
*	Hertz Global Holdings Inc.	274,000	6,099
	Masco Corp.	300,000	6,075
	L-3 Communications
	Holdings Inc.	75,000	6,069
	Equifax Inc.	94,600	5,448
*	AECOM Technology Corp.	162,600	5,333
	ITT Corp.	179,300	5,097
	Deluxe Corp.	122,413	5,068
	Standex International Corp.	76,450	4,222
	RR Donnelley & Sons Co.	344,200	4,148
*	Hexcel Corp.	125,400	3,638
	ExelisInc.	330,500	3,599
	Pall Corp.	51,500	3,521
	Lennox International Inc.	55,000	3,492
*	Armstrong World
	Industries Inc.	58,800	3,286
*	Taser International Inc.	408,300	3,246
	GATXCorp.	61,400	3,191
*	General Cable Corp.	83,500	3,059
	FlowserveCorp.	17,700	2,968
	Mueller Industries Inc.	48,800	2,601
	Crane Co.	37,900	2,117
	Southwest Airlines Co.	150,000	2,022
	Mine Safety Appliances Co.	40,500	2,010
	Brink’s Co.	70,800	2,001
	Manitowoc Co. Inc.	94,500	1,943
	Manpower Inc.	33,100	1,877
	Carlisle Cos. Inc.	26,800	1,817
*	Trex Co. Inc.	30,200	1,485

14

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	G&KServices Inc. Class A	31,100	1,415
	Mueller Water Products Inc.
	Class A	165,600	982
			538,207
Information Technology (15.5%)
	Western Digital Corp.	771,900	38,811
	Seagate Technology plc	1,023,550	37,421
*	Gartner Inc.	608,991	33,135
*	Alliance Data
	Systems Corp.	202,200	32,734
	Anixter International Inc.	407,408	28,486
*	LSI Corp.	3,850,200	26,104
*	Fiserv Inc.	293,200	25,752
*	Cadence Design
	Systems Inc.	1,827,400	25,456
	Maxim Integrated
	Products Inc.	748,850	24,450
	IAC/InterActiveCorp	512,000	22,876
*	CACIInternational Inc.
	Class A	349,000	20,197
*	CoreLogic Inc.	626,000	16,188
*	CommVault Systems Inc.	192,000	15,740
*	Avnet Inc.	378,500	13,702
	Lender Processing
	Services Inc.	509,400	12,969
*	Kulicke & Soffa
	Industries Inc.	1,094,400	12,651
	Avago Technologies Ltd.
	Class A	285,600	10,259
	MAXIMUSInc.	113,540	9,080
	Heartland Payment
	Systems Inc.	268,500	8,852
	AOL Inc.	225,900	8,695
*	Brocade Communications
	Systems Inc.	1,503,200	8,673
*	Tech Data Corp.	182,700	8,333
*	LinkedIn Corp. Class A	42,100	7,412
	DST Systems Inc.	103,230	7,357
*	Freescale
	Semiconductor Ltd.	491,400	7,317
	Jack Henry &
	Associates Inc.	156,400	7,227
	NVIDIA Corp.	460,200	5,900
*	Ingram Micro Inc.	299,500	5,894
*	Manhattan Associates Inc.	79,200	5,884
	Fidelity National Information
	Services Inc.	130,000	5,151
*	Advanced Energy
	Industries Inc.	276,100	5,053
	Plantronics Inc.	110,900	4,901
*	Electronicsfor Imaging Inc.	187,600	4,758
*	Unisys Corp.	205,900	4,684
	Computer Sciences Corp.	93,900	4,623
*	Ultratech Inc.	115,400	4,562

*	Acxiom Corp.	223,200	4,553
	Total System Services Inc.	180,600	4,475
*	SYNNEXCorp.	113,274	4,191
*	Insight Enterprises Inc.	198,800	4,099
*	MEMC Electronic
	Materials Inc.	889,900	3,916
*	Arris Group Inc.	225,000	3,863
*	ElectronicArts Inc.	210,000	3,717
*,^	Advanced Micro
	Devices Inc.	1,456,735	3,715
	Amphenol Corp. Class A	43,800	3,270
	Mentor Graphics Corp.	150,000	2,708
	Harris Corp.	53,200	2,465
	Diebold Inc.	75,800	2,298
	KLA-Tencor Corp.	39,100	2,062
*	Vantiv Inc. Class A	86,600	2,056
*	Cardtronics Inc.	74,596	2,048
*	Aspen Technology Inc.	61,500	1,986
	Broadridge Financial
	Solutions Inc.	79,000	1,962
*	Zebra Technologies Corp.	40,700	1,918
*	NeuStar Inc. Class A	41,200	1,917
*	Integrated Device
	Technology Inc.	249,800	1,866
	FEI Co.	28,300	1,827
*	Aruba Networks Inc.	71,900	1,779
*	Itron Inc.	31,500	1,462
*	FormFactor Inc.	267,200	1,256
*	Flextronics
	International Ltd.	134,670	910
*	Quantum Corp.	537,800	688
			588,294
Materials (5.8%)
	Eastman Chemical Co.	467,986	32,698
	CF Industries Holdings Inc.	170,200	32,401
	Axiall Corp.	474,200	29,476
	Valspar Corp.	389,900	24,271
	Westlake Chemical Corp.	143,286	13,397
*	WR Grace & Co.	144,800	11,224
*	Graphic Packaging
	Holding Co.	1,154,119	8,644
	NewMarket Corp.	32,822	8,546
	Buckeye Technologies Inc.	279,608	8,374
	American Vanguard Corp.	244,500	7,467
	Schweitzer-Mauduit
	International Inc.	128,878	4,992
	Huntsman Corp.	226,600	4,213
	Kaiser Aluminum Corp.	54,400	3,517
	Rock Tenn Co. Class A	36,800	3,415
*	Headwaters Inc.	292,100	3,184
	Neenah Paper Inc.	93,600	2,879
*	Chemtura Corp.	125,500	2,712
	Worthington Industries Inc.	71,500	2,215
	Minerals Technologies Inc.	52,600	2,183

15

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	Ball Corp.	41,000	1,951
	Bemis Co. Inc.	48,200	1,945
	Steel Dynamics Inc.	121,500	1,928
*	Owens-IllinoisInc.	72,300	1,927
	Packaging Corp. of America	42,700	1,916
*	SunCoke Energy Inc.	114,600	1,871
*	Louisiana-Pacific Corp.	83,700	1,808
			219,154
Telecommunication Services (0.5%)
*	MetroPCS
	Communications Inc.	1,650,287	17,988
	Frontier
	Communications Corp.	478,000	1,902
			19,890
Utilities (5.4%)
	Ameren Corp.	846,800	29,655
	Pinnacle West Capital Corp.	387,700	22,444
	DTEEnergy Co.	328,050	22,419
	Portland General Electric Co.	687,500	20,852
	American Water
	Works Co. Inc.	466,800	19,344
	PNM Resources Inc.	662,335	15,426
	NV Energy Inc.	766,500	15,353
	Southwest Gas Corp.	271,640	12,892
	Vectren Corp.	230,700	8,171
	Wisconsin Energy Corp.	189,500	8,128
	Black Hills Corp.	110,800	4,880
	AES Corp.	361,500	4,544
	CenterPoint Energy Inc.	172,000	4,121
	CMS Energy Corp.	146,900	4,104
	Integrys Energy Group Inc.	46,100	2,681
	AGL Resources Inc.	49,900	2,093
	Atmos Energy Corp.	45,500	1,942
	Aqua America Inc.	60,900	1,915
	MGE Energy Inc.	25,000	1,386
	Laclede Group Inc.	27,600	1,179
			203,529
Total Common Stocks
(Cost $2,916,427)			3,763,092
Temporary Cash Investments (2.0%)[1]
Money Market Fund (1.9%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.147%	72,721,342	72,721

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.1%)
[4],5	Fannie Mae
	Discount Notes,
	0.100%, 5/8/13	500	500
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.110%, 5/15/13	500	500
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.120%, 6/5/13	1,000	1,000
			2,000
Total Temporary Cash Investments
	(Cost $74,721)		74,721
	Total Investments (101.4%)
	(Cost $2,991,148)		3,837,813
Other Assets and Liabilities (-1.4%)
	Other Assets		9,578
	Liabilities[3]		(60,906)
			(51,328)
	Net Assets (100%)
Applicable to 155,168,823 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			3,786,485
	Net Asset Value Per Share		$24.40

16

Strategic Equity Fund

At March 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	3,755,305
Overdistributed Net Investment Income	(1,658)
Accumulated Net Realized Losses	(814,009)
Unrealized Appreciation (Depreciation)
Investment Securities	846,665
Futures Contracts	182
Net Assets	3,786,485

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $34,771,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.4%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $36,622,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $1,500,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Equity Fund

Statement of Operations

SixMonths Ended
March 31, 2013
($000)
Investment Income
Income
Dividends	34,804
Interest[1]	25
Security Lending	1,116
Total Income	35,945
Expenses
The Vanguard Group—Note B
Investment Advisory Services	704
Management and Administrative	3,774
Marketing and Distribution	250
Custodian Fees	20
Shareholders’ Reports	28
Trustees’ Fees and Expenses	3
Total Expenses	4,779
Net Investment Income	31,166
Realized Net Gain (Loss)
Investment Securities Sold	169,566
Futures Contracts	2,977
Realized Net Gain (Loss)	172,543
Change in Unrealized Appreciation (Depreciation)
Investment Securities	368,863
Futures Contracts	622
Change in Unrealized Appreciation (Depreciation)	369,485
Net Increase (Decrease) in Net Assets Resulting from Operations	573,194
1 Interest income from an affiliated company of the fund was $23,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	31,166	39,685
Realized Net Gain (Loss)	172,543	293,306
Change in Unrealized Appreciation (Depreciation)	369,485	477,419
Net Increase (Decrease) in Net Assets Resulting from Operations	573,194	810,410
Distributions
Net Investment Income	(52,913)	(32,559)
Realized Capital Gain	—	—
Total Distributions	(52,913)	(32,559)
Capital Share Transactions
Issued	205,029	237,519
Issued in Lieu of Cash Distributions	49,011	30,266
Redeemed	(241,432)	(548,498)
Net Increase (Decrease) from Capital Share Transactions	12,608	(280,713)
Total Increase (Decrease)	532,889	497,138
Net Assets
Beginning of Period	3,253,596	2,756,458
End of Period[1]	3,786,485	3,253,596
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,658,000) and $20,089,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Equity Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$21.02	$16.30	$16.30	$14.52	$16.42	$24.94
Investment Operations
Net Investment Income	. 209.249		.210	.221	.184	.240
Net Realized and Unrealized Gain (Loss)
on Investments	3.521	4.667	.017	1.759	(1.843)	(6.090)
Total from Investment Operations	3.730	4.916	.227	1.980	(1.659)	(5.850)
Distributions
Dividends from Net Investment Income	(. 350)	(.196)	(. 227)	(. 200)	(. 241)	(.240)
Distributions from Realized Capital Gains	—	—	—	—	—	(2.430)
Total Distributions	(.350)	(.196)	(. 227)	(. 200)	(. 241)	(2.670)
Net Asset Value, End of Period	$24.40	$21.02	$16.30	$16.30	$14.52	$16.42

Total Return[1]	18.01%	30.32%	1.23%	13.71%	-9.66%	-25.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,786	$3,254	$2,756	$3,103	$3,549	$4,822
Ratio of Total Expenses to
Average Net Assets	0.28%	0.29%	0.30%	0.30%	0.30%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.56%	1.25%	1.09%	1.37%	1.47%	1.09%
Portfolio Turnover Rate	63%	67%	73%	60%	60%	79%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Equity Fund

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2013, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and for the period ended March 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted on the next business day. The fund invests cash collateral received in Vanguard Market

21

Strategic Equity Fund

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2013, the fund had contributed capital of $462,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.18% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interestrates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,763,092	—	—
Temporary Cash Investments	72,721	2,000	—
Futures Contracts—Assets[1]	66	—	—
Total	3,835,879	2,000	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	June 2013	188	17,839	69
E-mini S&P MidCap 400 Index	June 2013	51	5,870	113

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

22

Strategic Equity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2012, the fund had available capital losses totaling $986,991,000 to offset future net capital gains. Of this amount, $954,229,000 is subject to expiration on September 30, 2018. Capital losses of $32,762,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryfor-ward balance above.

At March 31, 2013, the cost of investment securities for tax purposes was $2,991,148,000. Net unrealized appreciation of investment securities for tax purposes was $846,665,000, consisting of unrealized gains of $884,040,000 on securities that had risen in value since their purchase and $37,375,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2013, the fund purchased $1,068,393,000 of investment securities and sold $1,073,785,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2013	September 30, 2012
	Shares	Shares
	(000)	(000)
Issued	9,046	12,157
Issued in Lieu of Cash Distributions	2,331	1,630
Redeemed	(10,981)	(28,154)
Net Increase (Decrease) in Shares Outstanding	396	(14,367)

H. In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended March 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	9/30/2012	3/31/2013	Period
Based on Actual Fund Return	$1,000.00	$1,180.12	$1.52
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.54	1.41

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio manage-ment process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Small and Mid Cap Index: Russell 2800 Index through May 31, 2003; MSCI US Small +
Mid Cap 2200 Index thereafter.

28

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services);
(diversified manufacturing and services), Hewlett-	Director of SKF AB (industrial machinery), the Lumina
Packard Co. (electronic computer manufacturing),

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	Founder
Norris Cotton Cancer Center.	John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1142 052013

Semiannual Report | March 31, 2013

Vanguard Capital Opportunity Fund

> Vanguard Capital Opportunity Fund returned about 22% for the six months ended March 31, 2013, surpassing the performance of its benchmark index and the average return of peer funds.

> The broad U.S. stock market advanced more than 11% as the nation’s economic recovery continued and corporate earnings remained strong.

> Health care and information technology, the fund’s two largest sectors,

contributed the most to its results.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	22
Trustees Approve Advisory Agreement.	24
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2013
Total
Returns
Vanguard Capital Opportunity Fund
Investor Shares	22.16%
Admiral™ Shares	22.21
Russell Midcap Growth Index	13.39
Multi-Cap Growth Funds Average	8.88
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2012, Through March 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Opportunity Fund
Investor Shares	$33.22	$39.06	$0.385	$0.930
Admiral Shares	76.75	90.21	0.953	2.147

Chairman’s Letter

Dear Shareholder,

Vanguard Capital Opportunity Fund, propelled by healthy financial markets and solid stock choices, registered impressive gains for the six-month period ended March 31. The fund returned about 22%, significantly ahead of the 13% result of its benchmark, the Russell Midcap Growth Index, and the nearly 9% average return of its peers.

The fund’s outstanding performance was a welcome departure from some recent fiscal periods, when its holdings weren’t quite in step with market trends and business developments. The management team’s ability to persevere through the inevitable volatility has often led to periods of reward, and its record over longer time periods is noteworthy. Indeed, patience and commitment are crucial to the investment process of PRIMECAP Management Company, which marked its 15th anniversary as the fund’s advisor in February.

On another note, after careful consideration of the fund’s size and cash flow, on April 3 Capital Opportunity’s board of trustees reopened the fund to all individual investors for the first time since 2004. At the same time, the $25,000 annual contribution limit for these investors was removed.

Global equity markets delivered a powerful rally

Global stocks advanced for the fifth straight month to finish the half year ended March 31 with impressive gains. The S&P 500 Index closed at a record high on the period’s final business day after global financial markets in recent months shrugged off the U.S. “fiscal cliff” crisis, the unsettled Italian national elections, and a controversial bailout package for Cyprus.

Peter Westaway, Vanguard’s chief European economist, said that the latest developments in Europe had been “rather bad,” but that the market had for the most part already priced in these events. “As always,” he said, “we think investors should assess their portfolios carefully and avoid making impulsive moves.”

U.S. equities returned more than 11% as the economic recovery kept slowly building momentum; the housing market rebounded further, and the labor market improved. International equities were up more than 9%. Returns were about 16% for developed markets in the Pacific region, where Japan’s accommodative monetary policy has helped spark the nation’s stock market, and nearly 10% in Europe. Emerging markets stocks rose about 4%.

Bond returns barely budged as yields lingered near lows

The broad U.S. taxable bond market scraped out a minuscule gain of 0.09% for the half year as U.S. Treasury yields remained just slightly above their all-time lows. Although the yield of the benchmark 10-year Treasury note increased during the six months and topped 2.00% at various times, it closed the period at about 1.85%. (Bond prices and yields move in opposite directions.)

Market Barometer

	Total Returns
	Periods Ended March 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	11.10%	14.43%	6.15%
Russell 2000 Index (Small-caps)	14.48	16.30	8.24
Russell 3000 Index (Broad U.S. market)	11.35	14.56	6.32
MSCI All Country World Index ex USA (International)	9.20	8.36	-0.39

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.09%	3.77%	5.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.96	5.25	6.10
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.30

CPI
Consumer Price Index	0.59%	1.47%	1.74%

Municipal bonds returned almost 1% for the six months despite price declines in March. And returns of money market funds and savings accounts barely registered as short-term interest rates remained between 0% and 0.25%, under the Federal Reserve’s four-year-old policy.

Robert Auwaerter, head of Vanguard’s Fixed Income Group, doesn’t anticipate abrupt policy changes from the central bank. “We don’t see the Fed changing course in the near term,” he said, “and when the Fed does, we expect it’ll go slowly so as not to undo the efforts made to keep interest rates low and to stimulate the economy.”

Health care and technology stocks led the fund’s superior returns

PRIMECAP Management’s patience and conviction are inherent in the company’s investment approach, which combines fundamental research, individual decision-making, and unwavering discipline with a long-term investment horizon. Overall, the advisor applies a contrarian strategy as it searches for growth stocks undervalued by the market.

PRIMECAP Management’s rigorous selection process results in a portfolio that is more concentrated than the Russell Midcap Growth Index (the fund’s holdings numbered about 120 as of March 31,

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Capital Opportunity Fund	0.48%	0.41%	1.31%

The fund expense ratios shown are from the prospectus dated January 25, 2013, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2013, the fund’s annualized expense ratios were 0.48% for Investor Shares and 0.41% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Multi-Cap Growth Funds.

compared to about 460 for the benchmark). The fund is also likely to perform very differently from the benchmark as the advisor aims to exceed it over the long term.

Capital Opportunity traditionally maintains a heavy exposure to the health care and information technology sectors. PRIMECAP Management’s commitment to these industries was particularly strong over the past six months as the fund held more than 70% of its assets in the two sectors on average, including nearly 38% in health care.

Over the past few years, the advisor has gradually increased its exposure to health care––as well as made astute stock choices within it––as long-term trends have produced a favorable environment for the industry. The sector was the fund’s most productive, advancing almost 25% over the period and adding about 9 percentage points to return.

The fund benefited from both its overall allocation and its specific health care holdings, particularly in the pharmaceutical and biotechnology industries. Companies in both fields have profited from improved pipelines of new medicines as well as a more favorable regulatory climate at the Food and Drug Administration. Decreasing costs and streamlined operations have further boosted the bottom line.

In technology, several of Capital Opportunity’s holdings in the semiconductor, software, and communication equipment industries enjoyed standout performances. In some instances, innovative new products and services proved attractive to investors and customers. In others, organizational restructuring set the stage for increased profits, and the market reacted favorably to the makings of a turnaround.

None of the industry sectors recorded a negative result for the fund, although its holdings in the consumer discretionary sector trailed the returns of those in the benchmark.

For more about the advisor’s strategy and the fund’s positioning during the six months, please see the Advisor’s Report that follows this letter.

Low cost and talent drive successful active management

Investors sometimes ask whether it’s a contradiction that Vanguard, a champion of index investing, offers actively managed mutual funds. To understand how active funds fit into our philosophy, consider for a moment why indexing has proved its mettle: It’s a generally low-cost, tax-efficient way to build a diversified portfolio that lets you keep more of your fund’s returns. Because index funds seek to track the overall market or a segment of it, they typically cost much less to run than funds that are actively managed in an effort to outperform the market. And the less you pay for a fund, the more of its returns come back to you.

The same principle—low cost—drives our approach to active funds. The other essential ingredient is talent. Some wonder how we can afford to hire top active managers when we place such importance on keeping investing costs low. The answer lies in key characteristics of Vanguard’s structure and culture—our mutual ownership, our large scale, a long-term perspective, and a rigorous oversight process, which I lead. (You can read more about our approach in The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? at vanguard.com/research.)

These enduring advantages don’t guarantee outperformance, of course. Even in those cases where an active stock fund outperforms over long periods, it doesn’t necessarily mean that investors earned more than the index results every year—or even every decade. And investors have no way of knowing beforehand which funds will outperform.

But for those willing to accept the greater risks that come with active investing, we believe Vanguard’s combination of talented advisors and low costs can improve the odds.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 16, 2013

Advisor’s Report

For the six months ended March 31, 2013, Vanguard Capital Opportunity Fund returned 22.16% for Investor Shares and 22.21% for Admiral Shares, exceeding both the 13.39% return of its benchmark, the unmanaged Russell Midcap Growth Index, and the 8.88% average return of its multi-capitalization growth fund competitors. Favorable stock selection in the information technology and health care sectors were the main reasons for the positive performance.

The Investment environment

The economic environment for the past six months was clouded by uncertainty over the fiscal challenges faced by the federal government. Although the passage of the American Taxpayer Relief Act of 2012 in early January averted the tax issues related to the “fiscal cliff,” it only delayed budget sequestration until March, when automatic spending reductions began to take effect. We expect that the federal spending cuts, along with higher payroll and other taxes, will have a negative impact on U.S. economic growth. Meanwhile, Europe continues to face difficulties due to sovereign debt crises, as evidenced by the recent unconventional bailout of Cyprus.

The stock market shrugged off these challenges, with the S&P 500 Index returning more than 10% for the period. Continued monetary stimulus by central banks in the United States, Europe, and Japan likely contributed to the strong gains. The U.S. housing market recovery appears to be accelerating, aided by the current low-interest-rate environment. The corporate sector remains an area of strength, with profit margins near all-time highs. Consumer spending growth has resumed, despite the expiration of the payroll tax holiday at the beginning of 2013.

Management of the fund

While our focus is on the long term, we are encouraged by the fund’s returns for the past six months. After generally lagging the Russell Midcap Growth Index for two-and-a-half years, results improved dramatically. We remain committed to our investment philosophy, which is to identify companies that, over time, will exceed the market’s expectations.

This strategy has led us to build and maintain significant investments in health care and information technology companies that we believe offer the potential for higher returns than the overall market. As of March 31, 2013, these two sectors made up more than 70% of the fund’s assets (versus about 30% of the Russell Midcap Growth Index). Eight of the ten largest holdings are either health care or information technology stocks.

Information technology

Positive stock selection led the fund’s IT holdings to return 22.2%. Standouts were Cree (+115%), Research In Motion (+93%), Electronic Arts (+40%), Symantec (+37%), and Adobe Systems (+34%).

We believe that the technology companies in the fund remain attractively valued. In fact, the price/earnings ratio of the sector relative to the S&P 500 Index is at its lowest level since 1990. Many of these stocks have free cash flow yields of more than 7%, placing them in the index’s top quintile of non-financial companies. These metrics appear even more compelling when we consider the strong prospects and growing cash balances that characterize many of the fund’s IT holdings. We maintain the view expressed in previous letters that these companies should benefit as consumers and businesses use computers for an ever-increasing number of tasks, driving growth in demand for semiconductors, computer hardware, software, storage, networking, and technology-driven services such as consulting and data analytics.

Health care

Holdings in health care returned 24.7%, driven by positive stock selection. Some of the fund’s largest positions were among the top contributors to relative returns, including BioMarin (+55%), Roche (+29%), Biogen Idec (+29%), Amgen (+23%), and Eli Lilly (+22%).

We remain excited about our health care stocks. Global demographic trends and ongoing innovation should sustain the sector’s growth over the foreseeable future. Aging populations worldwide, along with rising standards of living in emerging markets, should lead to greater demand for its products. As the elderly cohort increases, spending will grow because older age groups typically consume three times as many health care resources as the general population. In addition, the willingness and ability to spend more should rise in developing nations as household wealth increases.

At the same time, the industry’s considerable investment in research and development over the years is driving the design of new and more effective therapies for many diseases, such as cancer, diabetes, and Alzheimer’s. The precipitous decline in the cost of genetic sequencing is allowing researchers to identify unknown diseases and to rapidly develop therapies that improve the standard of care and save lives. Increasingly, drugs developed based on genetic research are providing higher cure rates with fewer side effects than conventional treatments.

Other sector highlights

Stock selection in industrials also boosted the fund’s results. Southwest Airlines (+54%), Rockwell Automation (+26%), and FedEx (+16%) were among the leaders. Stock picks and an underweight position in the energy sector helped as well, as did an underweight position in utilities. In the materials sector, a significant position in Monsanto (+17%) contributed.

A significant underweight position in financials hurt relative performance for the period. This was partially offset by stock selection, mainly Charles Schwab (+40%), the fund’s largest position in financials. Poor stock picks in consumer discretionary also restrained results. Ascena Retail Group (–14%) and Carnival (–3%) were the biggest relative laggards among consumer discretionary holdings.

The outlook

As we assess the remainder of the fiscal year, we are more cautious in our outlook for U.S. equities than we were a year ago. The S&P 500 Index has appreciated significantly and is trading at an all-time high, and we believe valuations are stretched in some segments of the market. We have concerns regarding economic growth, which could pressure revenue and earnings expansion. Furthermore, the ongoing uncertainties surrounding fiscal and tax policies are discouraging consumers and companies from making investment decisions.

However, stocks remain attractively valued relative to bonds and most other asset classes, increasing the likelihood that net investment flows from bonds and money market funds could support equity prices. From mid-2007 to year-end 2012, domestic stock funds experienced more than $600 billion in net outflows, while bond funds gained over $1.1 trillion in net inflows. If investors develop a greater tolerance for risk as they seek higher returns, this trend could reverse, leading to higher equity prices. Preliminary estimates indicate that domestic stock funds gained nearly $20 billion in net inflows in the first quarter of 2013, the largest quarterly inflow since the second quarter of 2009.

We are more optimistic about investment opportunities in certain segments of the market. Specifically, valuations in health care and information technology appear attractive. The price/earnings ratios of these sectors relative to the overall S&P 500 Index are below their 15-year averages. Health care is trading in line with the index instead of at its typical 10% premium, and information technology is trading at a 10% discount instead of at its historical 35% premium. But in the second half of 2012, revenue growth rates in these sectors exceeded those of the other eight in the index, each of which is trading above its 15-year average.

PRIMECAP Management Company April 12, 2013

Capital Opportunity Fund

Fund Profile
As of March 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VHCOX	VHCAX
Expense Ratio[1]	0.48%	0.41%
30-Day SEC Yield	0.59%	0.66%

Portfolio Characteristics
			DJ U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	120	459	3,586
Median Market Cap	$22.5B	$9.9B	$40.0B
Price/Earnings Ratio	26.1x	24.3x	18.1x
Price/Book Ratio	3.0x	4.8x	2.3x
Return on Equity	16.2%	18.8%	16.6%
Earnings Growth Rate	12.6%	13.6%	9.6%
Dividend Yield	1.1%	1.1%	2.0%
Foreign Holdings	11.1%	0.0%	0.0%
Turnover Rate
(Annualized)	6%	—	—
Short-Term Reserves	2.9%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary	9.4%	24.8%	12.4%
Consumer Staples	0.0	8.0	9.5
Energy	1.8	5.7	10.1
Financials	1.8	8.3	17.3
Health Care	38.8	12.6	12.2
Industrials	11.2	15.6	11.1
Information Technology	33.8	16.4	17.4
Materials	2.9	6.2	3.8
Telecommunication
Services	0.0	1.7	2.6
Utilities	0.3	0.7	3.6

Volatility Measures
		DJ U.S.
	Russell	Total
	Midcap	Market
	Growth	FA
	Index	Index
R-Squared	0.92	0.94
Beta	0.98	1.13
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Biogen Idec Inc.	Biotechnology	6.3%
Amgen Inc.	Biotechnology	6.0
Eli Lilly & Co.	Pharmaceuticals	4.5
Roche Holding AG	Pharmaceuticals	4.2
BioMarin Pharmaceutical
Inc.	Biotechnology	3.4
FedEx Corp.	Air Freight &
	Logistics	3.1
Google Inc. Class A	Internet Software &
	Services	2.8
Monsanto Co.	Fertilizers &
	Agricultural
	Chemicals	2.8
Novartis AG ADR	Pharmaceuticals	2.6
Medtronic Inc.	Health Care
	Equipment	2.6
Top Ten		38.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 25, 2013, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2013, the annualized expense ratios were 0.48% for Investor Shares and 0.41% for Admiral Shares.

Capital Opportunity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2002, Through March 31, 2013

Note: For 2013, performance data reflect the six months ended March 31, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	8/14/1995	23.50%	7.20%	13.00%
Admiral Shares	11/12/2001	23.58	7.28	13.09

See Financial Highlights for dividend and capital gains information.

Capital Opportunity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.3%)
Consumer Discretionary (9.2%)
*	CarMax Inc.	4,186,797	174,589
*	DIRECTV	2,371,276	134,238
	TJX Cos. Inc.	2,580,000	120,615
	Carnival Corp.	2,038,900	69,934
*	Ascena Retail Group Inc.	2,735,200	50,738
*	DreamWorks Animation
	SKG Inc. Class A	2,510,000	47,590
*	Bed Bath & Beyond Inc.	703,700	45,332
	Royal Caribbean
	Cruises Ltd.	1,318,000	43,784
*,^	Tesla Motors Inc.	1,109,200	42,028
	Las Vegas Sands Corp.	340,000	19,159
*	Amazon.com Inc.	54,700	14,577
	L Brands Inc.	214,100	9,562
	Lowe’s Cos. Inc.	245,000	9,290
	Ross Stores Inc.	99,900	6,056
	Nordstrom Inc.	100,000	5,523
	Gentex Corp.	100,000	2,001
			795,016
Energy (1.8%)
	Cabot Oil & Gas Corp.	710,400	48,030
	Noble Energy Inc.	283,000	32,732
	Oceaneering
	International Inc.	250,000	16,603
	National Oilwell Varco Inc.	231,000	16,343
*	Transocean Ltd.	312,900	16,258
	Ensco plc Class A	143,340	8,600
*	Southwestern Energy Co.	160,000	5,962
	Range Resources Corp.	55,000	4,457
*	Cameron
	International Corp.	35,000	2,282
			151,267
Financials (1.7%)
	Charles Schwab Corp.	6,865,000	121,442
	Chubb Corp.	300,000	26,259
	CME Group Inc.	7,400	454
			148,155

Health Care (37.7%)
*	Biogen Idec Inc.	2,810,438	542,162
	Amgen Inc.	5,087,600	521,530
	Eli Lilly & Co.	6,819,000	387,251
	Roche Holding AG	1,561,578	364,040
*	BioMarin
	Pharmaceutical Inc.	4,743,600	295,337
	Novartis AG ADR	3,131,000	223,052
	Medtronic Inc.	4,709,200	221,144
*	Life Technologies Corp.	2,875,945	185,872
*	QIAGEN NV	7,119,600	150,081
*	Illumina Inc.	1,198,100	64,697
*	Boston Scientific Corp.	7,216,300	56,359
*	Pharmacyclics Inc.	645,100	51,872
	Abbott Laboratories	1,099,600	38,838
*	Seattle Genetics Inc.	1,054,000	37,428
*	Edwards
	Lifesciences Corp.	280,000	23,005
*	ImmunoGen Inc.	1,280,000	20,557
*	Charles River Laboratories
	International Inc.	400,300	17,721
	PerkinElmer Inc.	496,900	16,716
*	Affymetrix Inc.	2,700,600	12,747
*,^	Dendreon Corp.	2,329,000	11,016
*	Waters Corp.	99,500	9,344
*	InterMune Inc.	913,900	8,271
	Zimmer Holdings Inc.	54,000	4,062
*	Cerner Corp.	5,000	474
			3,263,576
Industrials (10.9%)
	FedEx Corp.	2,754,430	270,485
	Southwest Airlines Co.	10,935,100	147,405
	Rockwell Automation Inc.	956,000	82,551
^	Ritchie Bros
	Auctioneers Inc.	2,962,000	64,276
*	JetBlue Airways Corp.	6,940,150	47,887
	Union Pacific Corp.	325,000	46,283
*	United Continental
	Holdings Inc.	1,385,000	44,334
*	Delta Air Lines Inc.	2,500,000	41,275

Capital Opportunity Fund

			Market
			Value
		Shares	($000)
*	Jacobs Engineering
	Group Inc.	651,000	36,612
*	AECOM
	Technology Corp.	1,090,000	35,752
	C.H. Robinson
	Worldwide Inc.	564,100	33,541
	European Aeronautic
	Defence and
	Space Co. NV	626,440	31,929
	IDEX Corp.	300,000	16,026
	Chicago Bridge &
	Iron Co. NV	250,000	15,525
	Babcock & Wilcox Co.	500,000	14,205
	Expeditors International
	of Washington Inc.	380,000	13,570
*	US Airways Group Inc.	57,000	967
			942,623
Information Technology (32.9%)
*	Google Inc. Class A	309,605	245,836
*	Cree Inc.	3,944,900	215,825
*	Symantec Corp.	8,286,200	204,503
*	Adobe Systems Inc.	4,104,500	178,587
	Texas Instruments Inc.	4,526,400	160,597
	Altera Corp.	4,320,000	153,230
*	Trimble Navigation Ltd.	4,911,200	147,140
^	ASML Holding NV	1,854,000	126,090
*	Electronic Arts Inc.	6,909,000	122,289
	Microsoft Corp.	4,100,000	117,301
	Corning Inc.	8,080,000	107,706
*,^	Research In Motion Ltd.	7,108,700	102,721
*	SanDisk Corp.	1,632,248	89,774
*	Flextronics
	International Ltd.	11,409,000	77,125
*	NeuStar Inc. Class A	1,623,416	75,538
*	EMC Corp.	2,375,000	56,739
	Visa Inc. Class A	326,930	55,526
*	Micron Technology Inc.	5,550,000	55,389
	Plantronics Inc.	1,150,000	50,818
	NVIDIA Corp.	3,590,000	46,024
*,1	Descartes Systems
	Group Inc.	4,645,000	44,406
	QUALCOMM Inc.	599,325	40,125
*	NetApp Inc.	1,026,700	35,072
	Hewlett-Packard Co.	1,150,000	27,416
*,1	FormFactor Inc.	5,634,700	26,483
*	Nuance
	Communications Inc.	1,250,000	25,225
*	Rambus Inc.	4,400,000	24,684
	Motorola Solutions Inc.	375,000	24,011

	Intuit Inc.	350,000	22,977
	FEI Co.	330,000	21,301
*	Entegris Inc.	2,019,231	19,910
*	Cymer Inc.	200,000	19,220
	Jabil Circuit Inc.	1,000,000	18,480
	KLA-Tencor Corp.	350,000	18,459
	Accenture plc Class A	181,700	13,804
	Mastercard Inc. Class A	22,100	11,959
	Xilinx Inc.	300,000	11,451
	Apple Inc.	24,000	10,623
*	Ciena Corp.	607,142	9,720
	Analog Devices Inc.	200,000	9,298
*	Brocade Communications
	Systems Inc.	1,100,000	6,347
*,^	Smart Technologies Inc.
	Class A	4,371,304	6,076
	Applied Materials Inc.	300,000	4,044
*	F5 Networks Inc.	22,325	1,989
*	ExactTarget Inc.	24,000	558
*	Facebook Inc. Class A	100	3
*	Workday Inc. Class A	25	2
			2,842,401
Materials (2.8%)
	Monsanto Co.	2,278,786	240,708
*	Boise Cascade Co.	33,900	1,151
			241,859
Utilities (0.3%)
	Public Service Enterprise
	Group Inc.	505,600	17,362
	AES Corp.	1,000,000	12,570
			29,932
Total Common Stocks
(Cost $4,873,968)			8,414,829
Temporary Cash Investment (4.8%)
Money Market Fund (4.8%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.147%
	(Cost $417,819)	417,818,752	417,819
Total Investments (102.1%)
(Cost $5,291,787)			8,832,648
Other Assets and Liabilities (-2.1%)
Other Assets			19,386
Liabilities[3]			(200,784)
			(181,398)
Net Assets (100%)			8,651,250

Capital Opportunity Fund

At March 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	4,822,132
Overdistributed Net Investment Income	(24,780)
Accumulated Net Realized Gains	312,987
Unrealized Appreciation (Depreciation)
Investment Securities	3,540,861
Foreign Currencies	50
Net Assets	8,651,250

Investor Shares—Net Assets
Applicable to 66,990,969 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,616,770
Net Asset Value Per Share—
Investor Shares	$39.06

Admiral Shares—Net Assets
Applicable to 66,891,678 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,034,480
Net Asset Value Per Share—
Admiral Shares	$90.21

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $164,632,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $167,437,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Capital Opportunity Fund

Statement of Operations

Six Months Ended
March 31, 2013
($000)
Investment Income
Income
Dividends[1,2]	53,140
Interest[2]	148
Security Lending	2,054
Total Income	55,342
Expenses
Investment Advisory Fees—Note B	10,107
The Vanguard Group—Note C
Management and Administrative—Investor Shares	2,442
Management and Administrative—Admiral Shares	3,570
Marketing and Distribution—Investor Shares	193
Marketing and Distribution—Admiral Shares	369
Custodian Fees	53
Shareholders’ Reports—Investor Shares	30
Shareholders’ Reports—Admiral Shares	17
Trustees’ Fees and Expenses	11
Total Expenses	16,792
Net Investment Income	38,550
Realized Net Gain (Loss)
Investment Securities Sold[2]	312,405
Foreign Currencies	(76)
Realized Net Gain (Loss)	312,329
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,240,889
Foreign Currencies	(60)
Change in Unrealized Appreciation (Depreciation)	1,240,829
Net Increase (Decrease) in Net Assets Resulting from Operations	1,591,708

1 Dividends are net of foreign withholding taxes of $3,127,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $0, $148,000, and
($4,995,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Capital Opportunity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	38,550	53,016
Realized Net Gain (Loss)	312,329	221,332
Change in Unrealized Appreciation (Depreciation)	1,240,829	1,331,299
Net Increase (Decrease) in Net Assets Resulting from Operations	1,591,708	1,605,647
Distributions
Net Investment Income[1]
Investor Shares	(26,621)	(13,132)
Admiral Shares	(61,680)	(28,694)
Realized Capital Gain[2]
Investor Shares	(64,306)	(119,830)
Admiral Shares	(138,957)	(224,279)
Total Distributions	(291,564)	(385,935)
Capital Share Transactions
Investor Shares	(218,474)	(401,140)
Admiral Shares	93,047	(96,730)
Net Increase (Decrease) from Capital Share Transactions	(125,427)	(497,870)
Total Increase (Decrease)	1,174,717	721,842
Net Assets
Beginning of Period	7,476,533	6,754,691
End of Period[3]	8,651,250	7,476,533

1 Fiscal 2013 distributions from net investment income include $34,400,000 from a dividend received from ASML Holding NV. Subsequent to the fund’s distribution from net investment income made in December 2012, the ASML dividend was reallocated to return of capital.
The reallocation will reduce the fund’s net investment income distribution in December 2013.
2 Includes fiscal 2013 and 2012 short-term gain distributions totaling $0 and $1,640,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($24,780,000) and $25,047,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Capital Opportunity Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$33.22	$28.17	$29.59	$27.71	$29.41	$42.70
Investment Operations
Net Investment Income	.170	.216	.151	.106	.121	.254[1]
Net Realized and Unrealized Gain (Loss)
on Investments	6.985	6.464	(1.450)	1.871	.355	(9.884)
Total from Investment Operations	7.155	6.680	(1.299)	1.977	.476	(9.630)
Distributions
Dividends from Net Investment Income	(.385)[2]	(.161)	(.121)	(.097)	(.114)	(.218)
Distributions from Realized Capital Gains	(.930)	(1.469)	—	—	(2.062)	(3.442)
Total Distributions	(1.315)	(1.630)	(.121)	(.097)	(2.176)	(3.660)
Net Asset Value, End of Period	$39.06	$33.22	$28.17	$29.59	$27.71	$29.41

Total Return [3]	22.16%	24.62%	-4.45%	7.14%	4.41%	-24.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,617	$2,432	$2,412	$3,675	$3,903	$3,851
Ratio of Total Expenses to
Average Net Assets	0.48%	0.48%	0.48%	0.48%	0.50%	0.45%
Ratio of Net Investment Income to
Average Net Assets	0.91%	0.67%	0.45%	0.36%	0.50%	0.67%[1]
Portfolio Turnover Rate	6%	9%	9%	8%	12%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.125 and 0.33%, respectively, resulting from a special dividend received from ASML Holding NV in October 2007.
2 Fiscal 2013 dividends from net investment income include $.157 per share from a dividend received from ASML Holding NV. Subsequent to the payment of the fund’s dividend from net investment income in December 2012, the ASML dividend was reallocated to return of capital.
The reallocation will reduce the fund’s dividend from net investment income in December 2013. The reallocation had no impact on net assets, net asset values per share, or total returns.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Opportunity Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$76.75	$65.10	$68.38	$64.04	$68.00	$98.71
Investment Operations
Net Investment Income	.429	.559	.400	.298	.329	.664[1]
Net Realized and Unrealized Gain (Loss)
on Investments	16.131	14.917	(3.358)	4.315	.811	(22.845)
Total from Investment Operations	16.560	15.476	(2.958)	4.613	1.140	(22.181)
Distributions
Dividends from Net Investment Income	(.953)[2]	(.434)	(.322)	(.273)	(.339)	(.577)
Distributions from Realized Capital Gains	(2.147)	(3.392)	—	—	(4.761)	(7.952)
Total Distributions	(3.100)	(3.826)	(.322)	(.273)	(5.100)	(8.529)
Net Asset Value, End of Period	$90.21	$76.75	$65.10	$68.38	$64.04	$68.00

Total Return [3]	22.21%	24.69%	-4.39%	7.21%	4.52%	-24.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,034	$5,045	$4,342	$4,223	$3,938	$3,787
Ratio of Total Expenses to
Average Net Assets	0.41%	0.41%	0.41%	0.41%	0.41%	0.36%
Ratio of Net Investment Income to
Average Net Assets	0.98%	0.74%	0.52%	0.43%	0.59%	0.76%[1]
Portfolio Turnover Rate	6%	9%	9%	8%	12%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.289 and 0.33%, respectively, resulting from a special dividend received from ASML Holding NV in October 2007.
2 Fiscal 2013 dividends from net investment income include $.363 per share from a dividend received from ASML Holding NV. Subsequent to the payment of the fund’s dividend from net investment income in December 2012, the ASML dividend was reallocated to return of capital.
The reallocation will reduce the fund’s dividend from net investment income in December 2013. The reallocation had no impact on net assets, net asset values per share, or total returns.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Capital Opportunity Fund

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and for the period ended March 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted on the next business day. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

19

Capital Opportunity Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2013, the investment advisory fee represented an effective annual rate of 0.26% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2013, the fund had contributed capital of $1,051,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.42% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	8,018,860	395,969	—
Temporary Cash Investments	417,819	—	—
Total	8,436,679	395,969	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will

20

Capital Opportunity Fund

reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2013, the fund realized net foreign currency losses of $76,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

At March 31, 2013, the cost of investment securities for tax purposes was $5,291,787,000. Net unrealized appreciation of investment securities for tax purposes was $3,540,861,000, consisting of unrealized gains of $3,933,909,000 on securities that had risen in value since their purchase and $393,048,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2013, the fund purchased $215,063,000 of investment securities and sold $687,488,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2013		September 30, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	117,020	3,281	169,576	5,405
Issued in Lieu of Cash Distributions	87,176	2,584	127,508	4,438
Redeemed[1]	(422,670)	(12,086)	(698,224)	(22,264)
Net Increase (Decrease) —Investor Shares	(218,474)	(6,221)	(401,140)	(12,421)
Admiral Shares
Issued	269,783	3,322	459,825	6,387
Issued in Lieu of Cash Distributions	184,289	2,366	231,561	3,491
Redeemed[1]	(361,025)	(4,529)	(788,116)	(10,843)
Net Increase (Decrease) —Admiral Shares	93,047	1,159	(96,730)	(965)
1 Net of redemption fees for fiscal 2012 of $131,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Sept. 30, 2012		Proceeds from		March 31, 2013
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Descartes Systems Group Inc.	40,644	—	—	—	44,406
FormFactor Inc.	32,250	—	631	—	26,483
	72,894				70,889

I. In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended March 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	9/30/2012	3/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,221.62	$2.66
Admiral Shares	1,000.00	1,222.15	2.27
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.54	$2.42
Admiral Shares	1,000.00	1,022.89	2.07

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.41% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Capital Opportunity Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company (PRIMECAP Management). The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth-equity investing. Five experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential overlooked by the market and whose stock is trading at attractive valuation levels. The firm has managed the fund since 1998.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

25

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

26

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services);
(diversified manufacturing and services), Hewlett-	Director of SKF AB (industrial machinery), the Lumina
Packard Co. (electronic computer manufacturing),

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1112 052013

Semiannual Report | March 31, 2013

Vanguard Global Equity Fund

> Vanguard Global Equity Fund returned 13.10% for the six months ended

March 31, 2013. This return was higher than that of its benchmark as well as the average return of its peer funds.

> Developed markets rose smartly, while emerging markets posted more modest gains.

> The fund’s U.S., Canadian, and European holdings outperformed, while its

Pacific region stocks lagged.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	30
Trustees Approve Advisory Agreements.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2013
Total
Returns
Vanguard Global Equity Fund	13.10%
MSCI All Country World Index	9.57
Global Funds Average	10.25
Global Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2012, Through March 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Global Equity Fund	$18.21	$20.22	$0.342	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Global Equity Fund returned 13.10% for the six months ended March 31, 2013. This return was more than 3 percentage points higher than that of the fund’s comparative index and nearly 3 percentage points higher than the average return of its peer funds.

Markets around the world experienced strong gains during the period. The fund’s stock holdings in North America and Europe did particularly well. The one area that underperformed for the fund—developed markets in the Pacific region—still rose smartly.

Global equity markets delivered a powerful rally

Global stocks advanced for the fifth straight month to finish the half-year ended March 31 with impressive gains.

The Standard & Poor’s 500 Index closed at a record high on the period’s final business day after global financial markets in recent months shrugged off the U.S. “fiscal cliff” crisis, the unsettled Italian national elections, and a controversial bailout package for Cyprus.

Peter Westaway, Vanguard’s chief European economist, said that the latest developments in Europe had been “rather bad,” but that the market had for the most part already priced in these events. “As always,” he said, “we think investors should assess their portfolios carefully and avoid making impulsive moves.”

2

U.S. equities returned more than 11% as the economic recovery kept slowly building momentum; the housing market rebounded further, and the labor market improved. International equities were up more than 9%. Returns were about 16% in the Pacific region, where Japan’s accommodative monetary policy has helped spark the nation’s stock market, and nearly 10% in Europe. Emerging markets stocks rose about 4%.

Bond returns barely budged as yields lingered near lows

The broad U.S. taxable bond market scraped out a minuscule gain of 0.09% for the half-year as U.S. Treasury yields remained just slightly above their all-time lows. Although the yield of the benchmark

10-year Treasury note increased during

the six months and topped 2.00% at various times, it closed the period at about 1.85%. (Bond prices and yields move in opposite directions.)

Municipal bonds returned almost 1% for the six months despite price declines in March. And returns of money market funds and savings accounts barely registered as short-term interest rates remained between 0% and 0.25%, under the Federal Reserve’s four-year-old policy.

Robert Auwaerter, head of Vanguard’s

Fixed Income Group, doesn’t anticipate abrupt policy changes from the central bank. “We don’t see the Fed changing course in the near term,” he said, “and when the Fed does, we expect it’ll go

Market Barometer

	Total Returns
	Periods Ended March 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	11.10%	14.43%	6.15%
Russell 2000 Index (Small-caps)	14.48	16.30	8.24
Russell 3000 Index (Broad U.S. market)	11.35	14.56	6.32
MSCI All Country World Index ex USA (International)	9.20	8.36	-0.39

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.09%	3.77%	5.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.96	5.25	6.10
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.30

CPI
Consumer Price Index	0.59%	1.47%	1.74%

3

slowly so as not to undo the efforts made to keep interest rates low and to stimulate the economy.”

U.S. stocks provided the fund with meaningful gains

Vanguard Global Equity Fund invests in hundreds of stocks in about 40 developed and emerging markets around the world. The fund’s three advisors—

Marathon Asset Management, Baillie Gifford Overseas, and Acadian Asset Management—have been modestly underweighting U.S. stocks and modestly overweighting emerging markets relative to the benchmark, the MSCI All Country World Index.

For the six months, the fund’s U.S. holdings advanced about 16%, easily outperforming the overall U.S. market. Because the fund’s U.S. portfolio made up about 44% of its assets at the end of the period, the strong showing by the three advisors’ U.S. selections was the biggest factor in the fund’s superior overall performance. Holdings in the energy and information technology sectors provided the biggest boost in the U.S. portfolio. The fund’s Canadian stocks (11%) also did much better than those in the benchmark (2%).

Returns for the fund’s European portfolio (16%), which made up about a quarter of fund assets at the end of the period,

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Global Equity Fund	0.59%	1.42%

The fund expense ratio shown is from the prospectus dated March 1, 2013, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2013, the fund’s annualized expense ratio was 0.61%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Global Funds.

4

outdistanced the index’s European holdings by about 6 percentage points. The most meaningful gains came from the region’s largest market, the United Kingdom, where the advisors’ selections returned 16% compared with the benchmark’s 7%.

Proving that bargain shopping can be profitable, the advisors also reaped big gains when they significantly overweighted holdings in two small European countries that have experienced deep economic problems in recent years: Greece (46%) and Ireland (30%). Both nations are still grappling with onerous sovereign and bank debt loads, but after deep sell-offs in their markets, optimism about the countries’ fiscal restructuring gained the upper hand among investors.

Pacific and emerging markets weren’t as strong for the fund

Results were a bit less auspicious in the Pacific region’s developed markets. Although the fund’s holdings rose 13%, they lagged their counterparts in the benchmark by about 3 percentage points.

The chief reason for this lag was stock selection in Japan, where stocks rose sharply in response to the new prime minister’s advocacy of aggressive monetary easing to boost the economy and preempt deflation. The index’s Japanese stocks returned 18%, but the fund’s Japanese portfolio returned only 11%. In Australia, the fund’s holdings performed in line with the market, but the fund had a smaller weighting in the country than the index did.

In emerging markets, the fund’s returns were tamer, at a comparatively modest 5%. Overall, the advisors’ selections slightly outperformed the benchmark.

The top contributors for the fund were the Philippines, Thailand, and Turkey; markets that tapped the brakes a bit included China, Mexico, and Malaysia.

In terms of sectors, the fund’s industrial holdings (21%) posted the highest return, in part because of soaring results from several airline stocks. The fund’s best relative performance came in the energy sector, particularly among U.S. companies that have been riding the boom in U.S. energy production. Only one sector—utilities, the smallest—failed to advance.

Low cost and talent drive successful active management

Investors sometimes ask whether it’s a contradiction that Vanguard, a champion of index investing, offers actively managed mutual funds. To understand how active funds fit into our philosophy, consider for a moment why indexing has proved its mettle: It’s a generally low-cost, tax-efficient way to build a diversified portfolio that lets you keep more of your fund’s returns. Because index funds seek to track the overall market or a segment of it, they typically cost much less to run than funds that are actively managed in an effort to

5

outperform the market. And the less you pay for a fund, the more of its returns come back to you.

The same principle—low cost—drives our approach to active funds. The other essential ingredient is talent.

Investment insight
The difference between U.S. and non-U.S. returns is still meaningful
Stocks outside the United States have always performed differently than U.S. stocks.
As the accompanying chart shows, the difference between the two groups has lessened in recent years, even as each group takes its turn outperforming the other.

Despite the closer correlation seen of late, the returns of non-U.S. stocks remain different enough to offer a diversification benefit. That’s why we continue to suggest that investors consider allocating a portion of their stock assets to international markets, which collectively make up close to 55% of global market capitalization.
(As of March 31, 2013, Vanguard Global Equity Fund had about 56% of its assets invested outside the United States.) Our research indicates that a 20% allocation to non-U.S. stocks may be a reasonable starting point for investors to consider for their overall stock holdings.

For more insight on this topic, see our research paper Considerations for Investing in Non-U.S. Equities on vanguard.com/research.

Trailing 12-month return differential between U. S. and non-U. S. stocks

Notes: U.S. equities are represented by the MSCI USA Index; international equities are represented by the MSCI World Index ex USA from 1982 through 1987 and the MSCI All Country World Index ex USA thereafter. Data are through December 31, 2012.
Sources: Vanguard, Thomson Reuters Datastream, and MSCI.

6

Some wonder how we can afford to hire top active managers when we place such importance on keeping investing costs low. The answer lies in five key characteristics of Vanguard’s structure and culture—our mutual ownership, our large scale, performance incentives aligned with investors’ interests, a long-term perspective, and a rigorous oversight process, which I lead. (You can read more about our approach in The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? at vanguard.com/research.)

These enduring advantages don’t guarantee outperformance, of course. Even in those cases where an active stock fund outperforms over long periods, that doesn’t necessarily mean shareholders earned more than the index results every year—or even every decade. And investors have no way of knowing beforehand which funds will outperform.

But for those willing to accept the greater risks that come with active investing, we believe Vanguard’s combination of talented advisors and low costs can improve the odds.

As always, thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 16, 2013

7

Advisors’ Report

For the six months ended March 31, 2013, the Global Equity Fund returned 13.10%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on April 18, 2013.

Marathon Asset Management LLP

Portfolio Managers:
Neil M. Ostrer, Co-head of Global Equity

William J. Arah, Co-head of Global Equity

The portfolio extended its run of robust performance into 2013 thanks to strong stock selection across all regions (with the modest exception of Japan). U.S. stock selection was by far the top contributor to relative return, followed by selection in the United Kingdom and Canada. An overweight position in Japan helped

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Marathon Asset Management	33	1,412	A long-term and contrarian investment philosophy and
LLP			process with a focus on industry capital cycle analysis
			and in-depth management assessment.
Baillie Gifford Overseas Ltd.	32	1,367	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Acadian Asset Management LLC	32	1,352	A quantitative, active, bottom-up investment process
			that combines stock and peer-group valuation to arrive
			at a return forecast for each of more than 40,000
			securities in the global universe.
Cash Investments	3	128	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

8

returns, as the market outperformed relative to other global markets. An underweighted allocation to the United States and an overweighted allocation to Hong Kong and the Philippines also added value.

Financials performed well in general.

The portfolio benefited from a position in Bank of America, as the company made significant steps to repair its balance sheet, and in AIG, which is in the midst of a turnaround after having been at the epicenter of the financial crisis. The portfolio also benefited from not owning Apple. Delta and US Airways rose sharply, and there was a notable contribution from the Pulte Group. This homebuilder continued its strong run, reflecting improving sentiment in the U.S. housing sector. In Asia excluding Japan, Ayala, the Philippine conglomerate, was the best-performing holding as the Philippine market attracted strong liquidity flows and investor attention.

Valuations in Europe and Japan, where expectations continue to be depressed, remain relatively cheap compared with the United States and other global markets.

While concerns over Eurozone sovereign debt and the U.S. fiscal situation are likely to resurface periodically, the effects of austerity appear to be more fully discounted in Europe and Japan. In Japan, the macroeconomic momentum trade (sell yen, buy the Nikkei) has further to go, with the “drip” of good news almost certain to continue up to this summer’s Upper House elections. Longer term, it is the micro factors that appear compelling, with changing corporate attitudes towards releveraging, mergers and acquisitions, corporate efficiency, and shareholder returns likely to finally entice key domestic investors to return.

The European sovereign-debt crisis looks set to rumble on in a cyclical manner, and certain sectors remain more vulnerable in the current climate. In particular, the Cypriot bailout has underscored the fragility of bank funding structures. Higher-return businesses, particularly those with sources of growing demand either domestically or abroad, are likely to continue to prosper. Accordingly, the portfolio will increase its emphasis on reasonably valued cash flows in these regions, funded by sales of businesses that have benefited from more benign environments where expectations have become stretched. Exposure to southeast Asian markets is likely to decline as a result.

Baillie Gifford Overseas Ltd.

Portfolio Managers:
Charles Plowden, Joint Senior Partner
and Lead Portfolio Manager

Spencer Adair, CFA, Investment Manager

Malcolm MacColl, Investment Manager

Stock markets, notably those in developed economies, have risen strongly over the past six months in reaction to an improving U.S. economy, bold rhetoric from Japan with regard to targeting inflation and growth, and the continued stabilization in certain European countries. In the United States, the Dow Jones Industrial Average closed at a record high in March,

9

surpassing levels last reached in 2007. Emerging markets, on the other hand, have been relatively weak; the reorientation of the Chinese economy from reliance on exports and building out its infrastructure to a greater emphasis on domestic consumption continues to weigh on investor sentiment.

We continue to have strengthening conviction in companies that are genuinely innovative. This has led us to take a position in Tesla Motors, a U.S. producer of electric vehicles. We believe that Tesla is a disruptive innovator and stands a significant chance of gaining share in the multi-trillion-dollar auto industry. Its ambition is not to be the best electric auto manufacturer but rather to outshine traditional auto companies by addressing the two key weaknesses of electric vehicles: range and recharging time.

We are also intrigued by the increasing use of social media, which allows organizations to capitalize on rapidly expanding markets. Two companies benefiting from this theme are Facebook and Weight Watchers, both recent purchases. The latter is successfully using online tools to target men, who historically have been less enthusiastic than women when it comes to attending the traditional face-to-face weekly meetings.

We believe global markets will continue to progress as the world slowly emerges from the clutches of the credit crisis, but we also expect to continue to see occasional volatility. At the time of this writing, for example, fears over a Cyprus bailout have depressed sentiment, and such fears should continue to dominate a media that thrives on gloom and despondency. However, fundamentals are improving and opportunities for buying excellent growth companies abound. We are excited about the future and firmly believe that over the long term we can continue to deliver attractive returns for the fund.

Acadian Asset Management LLC

Portfolio Managers:
John R. Chisholm, CFA,
Chief Investment Officer

Ronald D. Frashure, CFA,
Chairman

Brian K. Wolahan, CFA,
Senior Vice President, Director of
Portfolio Management

World equity markets were firmly in positive territory for the six months. The dominant market theme was investors’ expectations of moderate economic recovery—an extension of generally favorable sentiment that began in the third quarter of 2012 on the heels of measures from key central banks around the globe to stimulate and support growth.

10

Investors mostly shrugged off possible risks to the market outlook, particularly with regard to the uncertain U.S. fiscal situation and the potential for renewed financial crises in Europe. Instead, they favored a more optimistic view of global growth and corporate earnings. Although returns across individual equity markets varied greatly, emerging markets’ gains were more muted compared with those of developed markets; as a whole, the asset class was held back somewhat by worries about the possibility for abrupt slowing in China and by exposure to the commodities-related industries that realized disappointing results in early 2013.

Companies that were out of favor in the first half of 2012 began to attract investor attention in the latter part of the year, and these “risk-on” companies continued to perform well into the first quarter of this year. Investors also appear to have paid more attention to both company earnings and sell-side estimates. Underperformance of safer, high-quality stocks, which began in the second half of 2012, substantially diminished in the first quarter of 2013.

These trends point to the increasing selectivity of market participants.

Our portfolio focused on attractively valued stocks that appeared likely to rise in price based on earnings data, price characteristics, and quality. Overweighted markets, based on bottom-up stock selection, included the United States and Japan, as well as Korea, Taiwan, and Poland. We underweighted the United Kingdom, Switzerland, and Australia.

Energy and health care remained important sector weightings for our portfolio.

Solid gains from our stock selection offset value lost to country allocations. Selections in the United States, particularly in the energy sector, outperformed notably. Stock selection in France, Germany, and Canada also contributed to relative returns. Less successful for the portfolio: stock selection in Japan, an overweighting of Korea, and a lack of exposure to Switzerland. The portfolio’s overweighting of emerging markets, along with stock selection in these markets, also detracted from relative returns. Sector allocations—particularly an underweighting of financials and an overweighting of energy and telecoms—were costly.

11

Global Equity Fund

Fund Profile
As of March 31, 2013

Portfolio Characteristics
		MSCI All
		Country
		World
	Fund	Index
Number of Stocks	695	2,422
Median Market Cap	$22.0B	$40.0B
Price/Earnings Ratio	15.5x	16.6x
Price/Book Ratio	1.9x	1.9x
Return on Equity	16.2%	16.6%
Earnings Growth Rate	10.5%	7.6%
Dividend Yield	2.1%	2.6%
Turnover Rate
(Annualized)	95%	—
Ticker Symbol	VHGEX	—
Expense Ratio[1]	0.59%	—
Short-Term Reserves	0.2%	—

Sector Diversification (% of equity exposure)
		MSCI All
		Country
	Fund	World Index
Consumer Discretionary	13.8%	10.9%
Consumer Staples	11.9	10.8
Energy	7.5	10.2
Financials	20.1	21.3
Health Care	10.2	9.9
Industrials	13.0	10.5
Information Technology	14.1	11.9
Materials	5.2	6.8
Telecommunication Services	3.3	4.2
Utilities	0.9	3.5

Volatility Measures
MSCI All
Country
World Index
R-Squared	0.98
Beta	1.03
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)
Samsung Electronics Co.
Ltd.	Semiconductors	1.3%
Svenska Handelsbanken
AB Class A	Diversified Banks	1.1
Nestle SA	Packaged Foods &
	Meats	1.0
Omnicom Group Inc.	Advertising	1.0
Roche Holding AG	Pharmaceuticals	1.0
eBay Inc.	Internet Software &
	Services	0.9
Prudential plc	Life & Health
	Insurance	0.9
Royal Dutch Shell plc	Integrated Oil & Gas	0.8
Cie Financiere	Apparel, Accessories
Richemont SA	& Luxury Goods	0.8
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	0.8
Top Ten		9.6%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated March 1, 2013, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2013, the annualized expense ratio was 0.61%.

12

Global Equity Fund

Market Diversification (% of equity exposure)
		MSCI All
		Country
		World
	Fund	Index
Europe
United Kingdom	8.4%	8.0%
Switzerland	4.0	3.4
Sweden	2.8	1.2
France	2.4	3.4
Germany	2.0	3.1
Denmark	1.0	0.4
Ireland	1.0	0.1
Other	3.8	3.8
Subtotal	25.4%	23.4%
Pacific
Japan	9.5%	7.8%
South Korea	3.0	1.8
Hong Kong	1.3	1.2
Australia	1.1	3.4
Other	0.7	0.8
Subtotal	15.6%	15.0%
Emerging Markets
China	3.2%	2.2%
Taiwan	2.0	1.3
South Africa	1.4	0.9
Brazil	1.2	1.6
Turkey	1.2	0.3
Other	2.9	4.1
Subtotal	11.9%	10.4%
North America
United States	44.4%	47.0%
Canada	2.7	4.0
Subtotal	47.1%	51.0%
Middle East	0.0%	0.2%

Global Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2002, Through March 31, 2013

For a benchmark description, see the Glossary.
Note: For 2013, performance data reflect the six months ended March 31, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013

	Inception	One	Five	Ten
	Date	Year	Years	Years
Global Equity Fund	8/14/1995	13.97%	1.77%	10.51%

See Financial Highlights for dividend and capital gains information.

Global Equity Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of March 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Argentina †		7,819	0.2%

Australia †		41,953	1.0%

Austria †		1,872	0.0%

Belgium †		15,597	0.4%

Brazil †		49,145	1.2%

Canada
Rogers Communications Inc. Class B	473,570	24,190	0.6%
Bank of Montreal	344,900	21,709	0.5%
^ Agrium Inc.	221,500	21,599	0.5%
Canada—Other †		47,190	1.1%
		114,688	2.7%

Chile †		6,297	0.2%

China
Mindray Medical International Ltd. ADR	624,580	24,946	0.6%
Bank of China Ltd.	44,122,000	20,528	0.5%
China Construction Bank Corp.	20,374,000	16,701	0.4%
China Resources Enterprise Ltd.	3,641,901	10,822	0.3%
China Mobile Ltd.	988,000	10,479	0.2%
Industrial & Commercial Bank of China Ltd.	12,001,000	8,440	0.2%
Agricultural Bank of China Ltd.	10,201,000	4,909	0.1%
China—Other †		38,053	0.9%
		134,878	3.2%

Global Equity Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Cyprus †		797	0.0%
Denmark †		42,671	1.0%
Egypt †		1,888	0.0%
Finland †		17,028	0.4%
France
Sanofi	260,549	26,572	0.6%
European Aeronautic Defence and Space Co. NV	490,268	24,988	0.6%
France—Other †		44,556	1.1%
		96,116	2.3%
Germany †		77,757	1.8%
Greece
Coca Cola Hellenic Bottling Co. SA	886,445	23,766	0.6%
Hong Kong
Jardine Matheson Holdings Ltd.	302,000	19,692	0.5%
Hong Kong—Other †		33,864	0.8%
		53,556	1.3%
Hungary †		302	0.0%
India †		9,135	0.2%
Indonesia †		8,330	0.2%
Ireland
Ryanair Holdings plc ADR	581,222	24,283	0.6%
Ireland—Other †		18,175	0.4%
		42,458	1.0%
Italy †		22,487	0.5%
Japan
^ Nippon Telegraph & Telephone Corp	. 633,100	27,608	0.6%
Japan—Other †		361,076	8.5%
		388,684	9.1%
Malaysia †		12,771	0.3%
Mexico †		26,890	0.6%
Netherlands †		28,600	0.7%
New Zealand †		1,169	0.0%
Norway †		31,590	0.7%
Philippines †		13,581	0.3%

Global Equity Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Poland †		9,955	0.2%

Russia †		7,796	0.2%

Singapore
DBSGroup Holdings Ltd.	1,851,000	23,957	0.6%
Singapore—Other †		6,348	0.1%
		30,305	0.7%

South Africa
Naspers Ltd.	423,190	26,367	0.6%
South Africa—Other †		33,518	0.8%
		59,885	1.4%

South Korea
Samsung Electronics Co. Ltd.	22,695	31,148	0.8%
Samsung Electronics Co. Ltd. GDR	33,350	22,455	0.5%
South Korea—Other †		72,466	1.7%
		126,069	3.0%

Spain †		9,378	0.2%

Sweden
SvenskaHandelsbanken AB Class A	1,138,293	48,686	1.1%
Atlas Copco AB Class B	790,469	20,028	0.5%
Sweden—Other†		50,493	1.2%
		119,207	2.8%

Switzerland
Nestle SA	616,737	44,636	1.0%
Roche Holding AG	176,551	41,158	1.0%
Cie Financiere Richemont SA	430,583	33,901	0.8%
Switzerland—Other†		48,222	1.1%
		167,917	3.9%

Taiwan
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,530,472	26,440	0.6%
Fubon Financial Holding Co. Ltd.	13,957,279	19,977	0.5%
Taiwan—Other †		36,614	0.9%
		83,031	2.0%

Thailand †		22,481	0.5%

Turkey †		48,186	1.1%

United Arab Emirates †		291	0.0%

Global Equity Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
United Kingdom
Prudential plc	2,428,224	39,438	0.9%
Royal Dutch Shell plc Class A	993,384	32,173	0.8%
Rolls-Royce Holdings plc	1,368,819	23,554	0.6%
Wolseley plc	437,077	21,798	0.5%
United Kingdom—Other †		222,558	5.2%
		339,521	8.0%

United States
Consumer Discretionary
OmnicomGroup Inc.	708,609	41,737	1.0%
* Amazon.com Inc.	117,853	31,407	0.7%
Comcast Corp. Class A	628,072	26,385	0.6%
McDonald’s Corp.	210,843	21,019	0.5%
Consumer Discretionary—Other †		165,720	3.9%
		286,268	6.7%

Consumer Staples
Tyson Foods Inc. Class A	1,110,798	27,570	0.6%
Costco Wholesale Corp.	228,364	24,232	0.6%
CVS Caremark Corp.	439,804	24,185	0.6%
Consumer Staples—Other †		133,683	3.1%
		209,670	4.9%

Energy
Phillips 66	381,280	26,678	0.6%
ConocoPhillips	397,108	23,866	0.6%
Marathon Petroleum Corp.	255,532	22,896	0.5%
Valero Energy Corp.	476,649	21,683	0.5%
Tesoro Corp.	352,648	20,648	0.5%
Energy—Other †		68,163	1.6%
		183,934	4.3%

Exchange-Traded Fund
1 Vanguard FTSE Emerging Markets ETF	443,472	19,021	0.5%

Financials
JPMorgan Chase & Co.	666,204	31,618	0.7%
Goldman Sachs Group Inc.	160,567	23,627	0.6%
* Markel Corp.	40,684	20,484	0.5%
Financials—Other †		198,210	4.6%
		273,939	6.4%
Health Care
Merck & Co. Inc.	534,404	23,637	0.6%
Health Care—Other †		187,463	4.4%
		211,100	5.0%
Industrials
Northrop Grumman Corp.	310,986	21,816	0.5%
* Alaska Air Group Inc.	339,396	21,708	0.5%
3M Co.	194,832	20,712	0.5%
Industrials—Other †		71,363	1.7%
		135,599	3.2%

	Global Equity Fund

			Market	Percentage
			Value[t]	of Net
		Shares	($000)	Assets
	Information Technology
*	eBay Inc.	746,173	40,458	1.0%
	OracleCorp.	976,768	31,589	0.7%
	Mastercard Inc. Class A	45,812	24,790	0.6%
*	Google Inc. Class A	29,052	23,068	0.5%
	Computer Sciences Corp.	423,476	20,848	0.5%
	InformationTechnology—Other †		229,828	5.4%
			370,581	8.7%

	Materials †		95,299	2.2%

	Telecommunication Services †		302	0.0%
			1,785,713	41.9%
	Total Common Stocks (Cost $3,471,479)		4,081,560	95.8%[2]

		Coupon
	Temporary Cash Investments
	Money Market Fund
[3],4	Vanguard Market Liquidity Fund	0.147% 156,126,711	156,127	3.7%

[5],6	U.S. Government and Agency Obligations †		6,499	0.1%
	Total Temporary Cash Investments (Cost $162,626)		162,626	3.8%[2]
	Total Investments (Cost $3,634,105)		4,244,186	99.6%
	Other Assets and Liabilities
	Other Assets		101,236	2.4%
	Liabilities[4]		(86,247)	(2.0%)
			14,989	0.4%
	Net Assets		4,259,175	100.0%

	Net Assets
Applicable to 210,666,675 outstanding $.001 par value shares of beneficial
	interest (unlimited authorization)			4,259,175
	Net Asset Value Per Share			$20.22

Global Equity Fund

At March 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	4,943,714
Overdistributed Net Investment Income	(9,501)
Accumulated Net Realized Losses	(1,285,759)
Unrealized Appreciation (Depreciation)
Investment Securities	610,081
Futures Contracts	626
Forward Currency Contracts	27
Foreign Currencies	(13)
Net Assets	4,259,175

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $44,562,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.3% and 1.3%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $47,116,000 of collateral received for securities on loan.
5 Securities with a value of $5,432,000 have been segregated as initial margin for open futures contracts.
6 Securities with a value of $120,000 are segregated as collateral for forward currency contracts that were terminated but have not yet settled.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Operations

SixMonths Ended
March 31, 2013
($000)
Investment Income
Income
Dividends[1,2]	43,511
Interest[2]	119
Security Lending	652
Total Income	44,282
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,905
Performance Adjustment	1,380
The Vanguard Group—Note C
Management and Administrative	5,330
Marketing and Distribution	340
Custodian Fees	317
Shareholders’ Reports	28
Trustees’ Fees and Expenses	7
Total Expenses	12,307
Net Investment Income	31,975
Realized Net Gain (Loss)
Investment Securities Sold[2]	553,811
Futures Contracts	11,544
Foreign Currencies and Forward Currency Contracts	(3,470)
Realized Net Gain (Loss)	561,885
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(93,316)
Futures Contracts	1,148
Foreign Currencies and Forward Currency Contracts	1
Change in Unrealized Appreciation (Depreciation)	(92,167)
Net Increase (Decrease) in Net Assets Resulting from Operations	501,693

1 Dividends are net of foreign withholding taxes of $1,622,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $220,000, $118,000, and
$1,912,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	31,975	66,820
Realized Net Gain (Loss)	561,885	(21,470)
Change in Unrealized Appreciation (Depreciation)	(92,167)	665,717
Net Increase (Decrease) in Net Assets Resulting from Operations	501,693	711,067
Distributions
Net Investment Income	(71,970)	(76,902)
Realized Capital Gain	—	—
Total Distributions	(71,970)	(76,902)
Capital Share Transactions
Issued	294,393	452,881
Issued in Lieu of Cash Distributions	68,497	72,488
Redeemed	(386,686)	(636,233)
Net Increase (Decrease) from Capital Share Transactions	(23,796)	(110,864)
Total Increase (Decrease)	405,927	523,301
Net Assets
Beginning of Period	3,853,248	3,329,947
End of Period[1]	4,259,175	3,853,248

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($9,501,000) and $30,043,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended March 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$18.21	$15.24	$16.74	$15.49	$16.64	$26.51
Investment Operations
Net Investment Income	.153	.320	.345[1]	.314	.371	.529
Net Realized and Unrealized Gain (Loss)
on Investments	2.199	3.012	(1.525)	1.292	(.948)	(8.569)
Total from Investment Operations	2.352	3.332	(1.180)	1.606	(.577)	(8.040)
Distributions
Dividends from Net Investment Income	(.342)	(.362)	(.320)	(.356)	(.573)	(.430)
Distributions from Realized Capital Gains	—	—	—	—	—	(1.400)
Total Distributions	(.342)	(.362)	(.320)	(.356)	(.573)	(1.830)
Net Asset Value, End of Period	$20.22	$18.21	$15.24	$16.74	$15.49	$16.64

Total Return[2]	13.10%	22.20%	-7.31%	10.51%	-2.30%	-32.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,259	$3,853	$3,330	$3,906	$3,813	$5,160
Ratio of Total Expenses to
Average Net Assets[3]	0.61%	0.57%	0.54%	0.44%	0.47%	0.51%
Ratio of Net Investment Income to
Average Net Assets	1.59%	1.82%	1.92%	1.94%	2.55%	2.35%
Portfolio Turnover Rate	95%	67%	44%	64%	71%	73%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.07%, 0.02%, (0.02%), (0.11%), (0.13%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. The fund attempts to mitigate this risk by, among other things, performing a credit analysis of counterparties, monitoring exposure to counterparties, and requiring counterparties

Global Equity Fund

to post collateral to secure such exposure. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any assets posted as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or posted is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended March 31, 2013, the fund’s average investment in long futures contracts represented 3% of net assets, based on quarterly average aggregate settlement values. The fund’s average investment in forward currency contracts represented 2% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and for the period ended March 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted on the next business day. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Marathon Asset Management LLP, Baillie Gifford Overseas Ltd., and Acadian Asset Management LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Marathon

Asset Management LLP, Baillie Gifford Overseas Ltd., and Acadian Asset Management LLC are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index.

Global Equity Fund

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended March 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before an increase of $1,380,000 (0.07%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2013, the fund had contributed capital of $537,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	930,954	1,364,893	—
Common Stocks—United States	1,785,713	—	—
Temporary Cash Investments	156,127	6,499	—
Futures Contracts—Assets[1]	245	—	—
Futures Contracts— Liabilities[1]	(57)	—	—
Forward Currency Contracts—Assets	—	181	—
Forward Currency Contracts—Liabilities	—	(154)	—
Total	2,872,982	1,371,419	—
1 Represents variation margin on the last day of the reporting period.

$612,684,000 of securities that are valued in this report based on Level 1 inputs are normally valued based on Level 2 inputs. These securities were valued based on March 29, 2013, closing prices because their local markets were open while U.S. markets were closed.

Global Equity Fund

E. At March 31, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	245	181	426
Liabilities	(57)	(154)	(211)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2013, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	11,544	—	11,544
Forward Currency Contracts	—	(2,587)	(2,587)
Realized Net Gain (Loss) on Derivatives	11,544	(2,587)	8,957

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	1,148	—	1,148
Forward Currency Contracts	—	112	112
Change in Unrealized Appreciation (Depreciation) on Derivatives	1,148	112	1,260

At March 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2013	452	35,317	135
S&P 500 Index	June 2013	76	29,691	514
FTSE 100 Index	June 2013	145	14,028	(11)
Dow Jones EURO STOXX 50 Index	June 2013	389	12,764	(90)
Topix Index	June 2013	91	10,133	134
S&P ASX 200 Index	June 2013	48	6,207	(56)

Unrealized appreciation (depreciation) on open E-mini S&P 500 Index, S&P 500 Index, FTSE 100 Index, and Dow Jones EURO STOXX 50 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

Global Equity Fund

At March 31, 2013, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Morgan Stanley Capital Services Inc.	6/26/13	GBP	9,244	USD	13,865	165
Morgan Stanley Capital Services Inc.	6/26/13	EUR	10,056	USD	13,028	(106)
Morgan Stanley Capital Services Inc.	6/18/13	JPY	921,350	USD	9,852	(47)
Morgan Stanley Capital Services Inc.	6/25/13	AUD	3,742	USD	3,877	(1)
Morgan Stanley Capital Services Inc.	6/25/13	AUD	2,308	USD	2,375	16
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2013, the fund realized net foreign currency losses of $883,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended March 31, 2013, the fund realized gains on the sale of passive foreign investment companies of $1,334,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Passive foreign investment companies held at March 31, 2013, had unrealized appreciation of $3,005,000 as of October 31, 2012, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2012, the fund had available capital losses totaling $1,848,613,000 to offset future net capital gains. Of this amount, $1,796,004,000 is subject to expiration dates; $565,722,000 may be used to offset future net capital gains through September 30, 2017, and $1,230,282,000 through September 30, 2018. Capital losses of $52,609,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund

Global Equity Fund

will use these capital losses to offset net taxable capital gains, if any, realized during the year ending

September 30, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2013, the cost of investment securities for tax purposes was $3,637,110,000. Net unrealized appreciation of investment securities for tax purposes was $607,076,000, consisting of unrealized gains of $724,180,000 on securities that had risen in value since their purchase and $117,104,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2013, the fund purchased $1,837,468,000 of investment securities and sold $1,968,682,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31,2013	September 30, 2012
	Shares	Shares
	(000)	(000)
Issued	15,647	26,113
Issued in Lieu of Cash Distributions	3,713	4,542
Redeemed	(20,328)	(37,464)
Net Increase (Decrease) in Shares Outstanding	(968)	(6,809)

I. In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	9/30/2012	3/31/2013	Period
Based on Actual Fund Return	$1,000.00	$1,130.96	$3.24
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.89	3.07

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.61%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Global Equity Fund has renewed the fund’s investment advisory agreements with Acadian Asset Management LLC (Acadian), Baillie Gifford Overseas Ltd. (Baillie Gifford), and Marathon Asset Management LLP (Marathon). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Acadian. Acadian, founded in 1986, is a Boston-based investment management firm specializing in quantitative equity strategies for developed and emerging markets. Acadian employs a quantitative investment process that selects global stocks. The firm’s investment process builds portfolios from the bottom up using proprietary valuation models measuring more than 20 stock factors and focusing on those that have proven most effective in predicting returns. The result is a rating of all securities in the Acadian database in terms of each stock’s expected return relative to its country and sector group. Acadian has managed a portion of the fund since 2004.

Baillie Gifford. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford’s investment approach is based on long-term investments in well-researched and well-managed businesses that enjoy sustainable competitive advantages in their marketplaces. The firm employs a fundamental bottom-up approach to identify growth companies, screening them for quality, then value. The main factors considered are sustainable earnings growth, cash-flow generation, profitability, interest coverage, and valuation. Baillie Gifford has managed a portion of the fund since 2008.

Marathon. Marathon, founded in 1986, continues to use a bottom-up approach that focuses on stock selection. Traditional company analysis is de-emphasized in favor of assessing enterprise value, corporate strategy, industry competition, and prospective rate of return on new investments. Sector analysis is conducted using long-term capital cycle data, and country allocations tend to reflect monetary conditions and investor confidence. Marathon has advised the fund since its inception in 1995.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Global Equity Index: MSCI All Country World Index returns gross of taxes through March 31, 2007; MSCI All Country World Index returns net of withholding taxes thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services);
(diversified manufacturing and services), Hewlett-	Director of SKF AB (industrial machinery), the Lumina
Packard Co. (electronic computer manufacturing),

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1292 052013

Semiannual Report | March 31, 2013

Vanguard Strategic Small-Cap

Equity Fund

> For the six months ended March 31, 2013, Vanguard Strategic Small-Cap Equity

Fund returned 17.43%, as small-capitalization stocks continued to outpace large-cap stocks.

> The fund’s return was ahead of the 15.99% return of its benchmark index and the 14.91% average return of peer-group funds.

> Good selection among industrial, consumer staples, and materials stocks helped the fund to surpass its benchmarks.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	22
Trustees Approve Advisory Arrangement.	24
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2013
Total
Returns
Vanguard Strategic Small-Cap Equity Fund	17.43%
MSCI US Small Cap 1750 Index	15.99
Small-Cap Core Funds Average	14.91
Small-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2012, Through March 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Small-Cap Equity Fund	$21.37	$24.68	$0.360	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Strategic Small-Cap Equity Fund rode the rally in small-capitalization stocks during the six months ended March 31, 2013. The advisor’s stock-selection methodology gave performance an extra boost. The fund returned 17.43%, compared with the 15.99% posted by its benchmark index and the 14.91% average return of peer-group funds.

The advisor, Vanguard Equity Investment Group, employs a quantitative approach, using a set of computer models to analyze factors such as the financial strength of issuers and stock valuation, reviewing thousands of stocks in the process. While the advisor’s models search for stocks that can potentially outperform their sectors in the benchmark index, the models simultaneously seek to keep the fund’s risk profile in line with that of the index.

During the period, the advisor’s approach was most successful among stocks in the industrial, consumer staples, and materials sectors, and least successful among health care and information technology stocks. The Advisor’s Report provides details of these results.

Global equity markets delivered a powerful rally

Though stock markets abroad weren’t as ebullient as the U.S. market, they nonetheless advanced for five straight months to finish the half year ended March 31 with impressive overall gains. During the period, global financial markets

2

seemed to shrug off the U.S. “fiscal cliff” threat, the unsettled Italian national elections, and a controversial bailout package for Cyprus.

Peter Westaway, Vanguard’s chief European economist, said that the latest developments in the European sovereign-debt crisis had been “rather bad,” but that the market had for the most part already priced in these events. “As always,” he said, “we think investors should assess their portfolios carefully and avoid making impulsive moves.”

The broad U.S. market returned more than 11% as the economic recovery slowly built momentum, the housing market rebounded further, and the labor market improved. International equities overall were up more than 9%. Returns were about 16% for developed markets in the Pacific region, where Japan’s accommodative monetary policy has helped spark the nation’s stock market, and nearly 10% in Europe. Emerging-market stocks rose about 4%.

Bond returns barely budged as yields lingered near lows

The broad U.S. taxable bond market scraped out a minuscule gain of 0.09% for the half-year as U.S. Treasury yields remained just slightly above their all-time lows. Although the yield of the benchmark 10-year Treasury note increased during the six months and topped 2.00% at various times, it closed the period at about 1.85%. (Bond prices and yields move in opposite directions.)

Market Barometer

	Total Returns
	Periods Ended March 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	11.10%	14.43%	6.15%
Russell 2000 Index (Small-caps)	14.48	16.30	8.24
Russell 3000 Index (Broad U.S. market)	11.35	14.56	6.32
MSCI All Country World Index ex USA (International)	9.20	8.36	-0.39

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.09%	3.77%	5.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.96	5.25	6.10
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.30

CPI
Consumer Price Index	0.59%	1.47%	1.74%

3

Municipal bonds returned almost 1% for the half year despite price declines in March. And returns of money market funds and savings accounts barely registered as short-term interest rates remained between 0% and 0.25%, under the Federal Reserve’s four-year-old policy.

Robert Auwaerter, head of Vanguard’s Fixed Income Group, doesn’t anticipate abrupt policy changes from the central bank. “We don’t see the Fed changing course in the near term,” he said, “and when the Fed does, we expect it’ll go slowly so as not to undo the efforts made to keep interest rates low and to stimulate the economy.”

Industrial stocks helped returns; tech and health care detracted

Against the backdrop of an economic recovery that seems to be strengthening, although at an uneven pace, the advisor’s focus on industrial stocks was particularly effective for the Strategic Small-Cap Equity Fund. Helping drive returns were manufacturers of machinery, building products, and electrical equipment as well as providers of office services. But the largest influence on industrial-sector returns was the advisor’s selection of airline stocks.

Together, stock selections in the consumer staples and materials sectors matched the contribution from industrials.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Small-Cap Equity Fund	0.40%	1.34%

The fund expense ratio shown is from the prospectus dated January 25, 2013, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2013, the fund’s annualized expense ratio was 0.38%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Small-Cap Core Funds.

4

In consumer staples, food product companies did well for the fund; in materials, commodity chemical companies stood out. Other contributors to return included stocks in the financial, energy, and telecommunication sectors.

The advisor’s selections in the information technology and health care sectors detracted from the fund’s return. In information technology, disappointing choices centered on IT services companies and makers of electronic equipment and instruments. In health care, the laggards were biotechnology and pharmaceutical firms.

Low cost and talent drive successful active management

Keeping costs low has been a key part of our index funds’ success—the less expensive it is for an index fund to track its benchmark, the more returns get passed on to its investors.

The same principle—low cost—is just as important to our actively managed funds. Outperforming an index through active management has historically proven to be a challenge in itself, and the higher management fees and transaction costs associated with such funds tend to move the bar even higher. That’s why, regardless of a fund’s management style, at Vanguard we focus on trying to give investors the best chance for investment success by keeping our fund costs low. (You can read an analysis of the impact of costs on the performance of actively managed funds in The Case for Vanguard Active Management: Solving the Low-Cost/ Top-Talent Paradox? at vanguard.com/ research.)

And, of course, we look for talent. Fortunately, when it comes to quantitative equity strategies, we don’t need to look far: Your fund’s advisor, Vanguard Equity Investment Group, has significant expertise in this area.

Neither low costs nor talent can guarantee outperformance, of course. Even in those cases where an active stock fund outperforms over long periods, it doesn’t necessarily mean that investors earned more than the index results every year—or even every decade. And investors have no way of knowing beforehand which funds will outperform.

But for those willing to accept the greater risks that come with active investing, we believe Vanguard’s combination of talented advisors and low costs can improve the odds.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 16, 2013

5

Advisor’s Report

For the six months ended March 31, 2013, Vanguard Strategic Small-Cap Equity Fund returned a robust 17.43%, outpacing its MSCI Small Cap 1750 benchmark by 1.44 percentage points. While U.S. equities in general experienced above-average returns for the period, small-capitalization stocks outgained larger-caps by around 5 percentage points. The small-cap benchmark returned 15.99%, compared with a large-cap benchmark, the MSCI US Prime Market 750 Index, which returned 10.68%.

Globally, the United States and other developed markets were the place to be, posting returns above 11%, while emerging markets were up less than 4%. Performance within the small-cap benchmark was broad-based, with nine of ten industry sectors generating gains. Returns were highest in industrials (+27%), the consumer discretionary sector (+16%), and financials (+18%), while the telecommunications sector (–0.7%) was the sole decliner.

Returns in the period’s two quarters were quite different. In the final three months of 2012, small-caps were up around 2.8% as investors digested the results of the presidential election, assessed the impact of Hurricane Sandy, and contemplated the pending “fiscal cliff.” Fortunately, the cliff threat ended when Congress and President Obama finally reached an agreement early in the new year, avoiding certain tax hikes that were sure to put the anemic recovery at risk. Investors’ fears seemed to abate and new cash came into the U.S. equity market, helping to push small-cap stock returns to almost 13% for the first quarter of 2013.

Over the past six months, equity returns have been less volatile than in most of 2012, a year in which volatility was driven in large part by global macroeconomic events. Lackluster economic growth worldwide, European and U.S. central bank actions, and the fiscal cliff all contributed to market volatility through the year. Although the United States is certainly not problem-free, given its serious budget and deficit issues, the modest economic recovery is expected to continue. Corporate balance sheets remain strong; there is ample liquidity in the economy accompanied by historically low interest rates; housing data continues to improve; and unemployment statistics are moving in the right direction, although at a snail’s pace.

For the six-month period, our stock-selection models were very effective in distinguishing the outperformers from the underperformers in each industry group. Our growth model was a slight detractor, but all four of the other components (valuation, quality, management decisions, and sentiment) contributed to performance.

Our stock selections improved relative return in seven of the ten sector groups, most notably in industrials, consumer staples, and materials. In the industrial sector, Alaska Air, Amerco, and US Airways contributed the most to our relative results. In consumer staples

6

our most successful picks were Pilgrim’s Pride and Susser Holdings, and in materials they were Axiall and Westlake Chemical. However, our overall selections in technology and health care detracted from our results relative to the benchmark. OSI Systems and Cardtronics in tech and Affymax and Auxilium Pharmaceuticals in health care did not perform as expected.

James P. Stetler,
Principal and Portfolio Manager

James D. Troyer, CFA
Principal and Portfolio Manager

Michael R. Roach, CFA
Portfolio Manager

Vanguard Equity Investment Group

April 10, 2013

7

Strategic Small-Cap Equity Fund

Fund Profile
As of March 31, 2013

Portfolio Characteristics
			DJ U.S.
		MSCI US	Total
		Small Cap	Market
		1750	FA
	Fund	Index	Index
Number of Stocks	350	1,719	3,586
Median Market Cap	$2.1B	$2.0B	$40.0B
Price/Earnings Ratio	17.5x	25.7x	18.1x
Price/Book Ratio	2.1x	2.0x	2.3x
Return on Equity	9.2%	8.9%	16.6%
Earnings Growth Rate	13.5%	6.7%	9.6%
Dividend Yield	1.3%	1.4%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	69%	—	—
Ticker Symbol	VSTCX	—	—
Expense Ratio[1]	0.40%	—	—
30-Day SEC Yield	0.88%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		MSCI US	Total
		Small Cap	Market
		1750	FA
	Fund	Index	Index
Consumer Discretionary	13.3%	13.2%	12.4%
Consumer Staples	3.5	3.1	9.5
Energy	5.3	5.5	10.1
Financials	24.4	24.5	17.3
Health Care	11.3	11.6	12.2
Industrials	16.7	16.6	11.1
Information Technology	16.3	16.3	17.4
Materials	5.1	5.0	3.8
Telecommunication
Services	0.6	0.8	2.6
Utilities	3.5	3.4	3.6

Volatility Measures
		DJ U.S.
		Total
	MSCI US	Market
	Small Cap	FA
	1750 Index	Index
R-Squared	0.99	0.94
Beta	1.02	1.25
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
American Capital Ltd.	Asset Management
	& Custody Banks	0.8%
Alaska Air Group Inc.	Airlines	0.8
Trinity Industries Inc.	Construction & Farm
	Machinery & Heavy
	Trucks	0.7
Domino's Pizza Inc.	Restaurants	0.7
MAXIMUS Inc.	Data Processing &
	Outsourced Services	0.7
Terex Corp.	Construction & Farm
	Machinery & Heavy
	Trucks	0.7
Cadence Design
Systems Inc.	Application Software	0.7
AO Smith Corp.	Building Products	0.7
US Airways Group Inc.	Airlines	0.7
CommVault Systems
Inc.	Systems Software	0.7
Top Ten		7.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 25, 2013, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2013, the annualized expense ratio was 0.38%.

8

Strategic Small-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): April 24, 2006, Through March 31, 2013

Note: For 2013, performance data reflect the six months ended March 31, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013

	Inception	One	Five	Since
	Date	Year	Years	Inception
Strategic Small-Cap Equity Fund	4/24/2006	18.77%	8.12%	4.36%

See Financial Highlights for dividend and capital gains information.

9

Strategic Small-Cap Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.1%)[1]
Consumer Discretionary (13.2%)
	Domino’s Pizza Inc.	42,600	2,191
	Brinker International Inc.	54,200	2,041
*	Hanesbrands Inc.	39,000	1,777
	Dillard’s Inc. Class A	21,850	1,716
*	ANN Inc.	55,700	1,616
	Regal Entertainment Group
	Class A	95,700	1,595
*	Papa John’s
	International Inc.	25,115	1,553
	Service Corp. International	90,100	1,507
	Thor Industries Inc.	40,900	1,505
^,*	Coinstar Inc.	25,400	1,484
	Movado Group Inc.	43,800	1,468
*	Journal Communications
	Inc. Class A	209,375	1,407
*	Smith & Wesson
	Holding Corp.	153,800	1,384
	Foot Locker Inc.	40,100	1,373
	Brown Shoe Co. Inc.	85,600	1,370
	Buckle Inc.	27,500	1,283
	Chico’s FAS Inc.	75,000	1,260
*	Conn’s Inc.	32,300	1,160
	Stage Stores Inc.	43,100	1,115
	Cheesecake Factory Inc.	27,100	1,046
	Brunswick Corp.	25,700	879
*	Tenneco Inc.	22,000	865
	Cinemark Holdings Inc.	28,200	830
*	LeapFrog Enterprises Inc.	88,900	761
	NACCO Industries Inc.
	Class A	13,842	739
*	Corinthian Colleges Inc.	350,400	736
	Dana Holding Corp.	39,200	699
	Belo Corp. Class A	64,400	633
	Sturm Ruger & Co. Inc.	9,900	502
	Cooper Tire & Rubber Co.	19,200	493
	Cracker Barrel Old Country
	Store Inc.	5,300	429

	Valassis Communications
	Inc.	11,400	341
*	Grand Canyon Education
	Inc.	12,600	320
*	Overstock.com Inc.	23,100	285
*	Sonic Corp.	21,800	281
*	Marriott Vacations
	Worldwide Corp.	6,400	275
*	Children’s Place Retail
	Stores Inc.	5,200	233
	Stewart Enterprises Inc.
	Class A	19,100	177
	Destination Maternity Corp.	6,000	140
	OfficeMax Inc.	11,900	138
*	Carter’s Inc.	2,300	132
*	Asbury Automotive
	Group Inc.	3,500	128
*	Jack in the Box Inc.	3,500	121
	Ameristar Casinos Inc.	4,500	118
	PetMed Express Inc.	8,300	111
	Hot Topic Inc.	5,300	74
*	New York & Co. Inc.	17,400	71
	Big 5 Sporting Goods Corp.	4,500	70
			40,432
Consumer Staples (3.5%)
*	Dean Foods Co.	110,300	2,000
*	Susser Holdings Corp.	35,800	1,830
*	Pilgrim’s Pride Corp.	191,100	1,756
	Nu Skin Enterprises Inc.
	Class A	38,500	1,702
*	Rite Aid Corp.	653,400	1,241
	Universal Corp.	18,500	1,037
*	USANA Health
	Sciences Inc.	8,500	411
	Sanderson Farms Inc.	4,900	267
	SUPERVALU Inc.	48,800	246
*	Seneca Foods Corp.
	Class A	4,400	145
			10,635

10

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
Energy (5.2%)
	Western Refining Inc.	52,800	1,870
	Delek US Holdings Inc.	44,400	1,752
*	Rosetta Resources Inc.	35,600	1,694
*	EPL Oil & Gas Inc.	62,300	1,670
	HollyFrontier Corp.	29,434	1,514
	RPC Inc.	93,700	1,421
	Bristow Group Inc.	18,300	1,207
*	Vaalco Energy Inc.	158,300	1,202
*	Exterran Holdings Inc.	32,300	872
	Energy XXI Bermuda Ltd.	30,900	841
*	Stone Energy Corp.	25,400	553
	Alon USA Energy Inc.	22,700	433
*	Hercules Offshore Inc.	54,500	404
*	Parker Drilling Co.	77,100	330
	Rentech Inc.	79,100	186
*	Willbros Group Inc.	9,700	95
*	Era Group Inc.	4,000	84
			16,128
Financials (24.2%)
*	American Capital Ltd.	164,300	2,398
	Allied World Assurance Co.
	Holdings AG	21,400	1,984
	CNO Financial Group Inc.	171,000	1,958
*	Credit Acceptance Corp.	15,712	1,919
	Protective Life Corp.	53,300	1,908
*	World Acceptance Corp.	20,800	1,786
	Nelnet Inc. Class A	51,148	1,729
	Webster Financial Corp.	69,830	1,694
	CapitalSource Inc.	176,000	1,693
	Cathay General Bancorp	83,200	1,674
	Chemical Financial Corp.	57,900	1,527
	Umpqua Holdings Corp.	112,900	1,497
*	Nationstar Mortgage
	Holdings Inc.	38,250	1,411
	Primerica Inc.	41,500	1,360
	Glacier Bancorp Inc.	70,400	1,336
	Omega Healthcare
	Investors Inc.	42,500	1,290
	Apartment Investment &
	Management Co. Class A	40,800	1,251
	Extra Space Storage Inc.	31,800	1,249
	National Retail
	Properties Inc.	34,200	1,237
	Platinum Underwriters
	Holdings Ltd.	21,800	1,217
	CBL & Associates
	Properties Inc.	50,900	1,201
*	Portfolio Recovery
	Associates Inc.	9,400	1,193
	WesBanco Inc.	49,411	1,183
	Home Properties Inc.	17,600	1,116
	EPR Properties	20,900	1,088
	Brandywine Realty Trust	72,400	1,075
*	Howard Hughes Corp.	12,500	1,048

	Highwoods Properties Inc.	26,100	1,033
	Medical Properties Trust Inc.	64,100	1,028
	Lexington Realty Trust	86,300	1,018
	RLJ Lodging Trust	43,600	992
*	Forest City Enterprises Inc.
	Class A	55,400	985
	DCT Industrial Trust Inc.	132,700	982
	Post Properties Inc.	20,400	961
	First Industrial Realty
	Trust Inc.	54,800	939
	Ryman Hospitality
	Properties	19,300	883
	Ramco-Gershenson
	Properties Trust	51,900	872
	PrivateBancorp Inc.	46,000	870
	Oritani Financial Corp.	55,800	864
	Republic Bancorp Inc.
	Class A	37,854	857
	Pennsylvania REIT	44,100	855
*	Sunstone Hotel
	Investors Inc.	68,800	847
	Cardinal Financial Corp.	46,200	840
*	Flagstar Bancorp Inc.	58,400	814
	Inland Real Estate Corp.	80,400	811
*	St. Joe Co.	37,800	803
	Retail Properties of
	America Inc.	54,100	801
*	FelCor Lodging Trust Inc.	133,800	796
	Franklin Street Properties
	Corp.	52,800	772
	Mack-Cali Realty Corp.	26,900	770
	Investors Real Estate Trust	75,600	746
	Coresite Realty Corp.	20,600	721
	CapLease Inc.	113,100	720
	Montpelier Re Holdings Ltd.	27,100	706
	First Potomac Realty Trust	47,300	702
	Douglas Emmett Inc.	27,400	683
	Washington Federal Inc.	38,000	665
	Heartland Financial USA Inc.	25,800	652
	Select Income REIT	23,800	630
	EverBank Financial Corp.	36,800	567
	First American
	Financial Corp.	22,100	565
*	Popular Inc.	19,000	525
	Associated Banc-Corp	32,400	492
	Universal Health Realty
	Income Trust	8,500	491
	Parkway Properties Inc.	26,000	482
*	Piper Jaffray Cos.	13,000	446
	Federated Investors Inc.
	Class B	16,300	386
	BBCN Bancorp Inc.	29,000	379
	Synovus Financial Corp.	90,000	249
	STAG Industrial Inc.	10,800	230
*	Wilshire Bancorp Inc.	33,600	228

11

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Horace Mann
	Educators Corp.	10,900	227
	Sterling Financial Corp.	9,600	208
*	Encore Capital Group Inc.	6,100	184
	PacWest Bancorp	6,200	181
	Provident Financial
	Services Inc.	10,700	163
	MainSource Financial
	Group Inc.	11,200	157
	Home BancShares Inc.	4,100	154
*	Citizens Republic
	Bancorp Inc.	6,000	135
	Union First Market
	Bankshares Corp.	6,600	129
	United Fire Group Inc.	5,000	127
	Mid-America Apartment
	Communities Inc.	1,600	111
	GAMCO Investors Inc.	1,870	99
	HFF Inc. Class A	4,900	98
*	Southwest Bancorp Inc.	7,400	93
*	Netspend Holdings Inc.	5,800	92
	MB Financial Inc.	3,400	82
	Washington Trust
	Bancorp Inc.	3,000	82
	Stewart Information
	Services Corp.	3,100	79
	Crawford & Co. Class B	8,300	63
			74,144
Health Care (11.2%)
	Community Health
	Systems Inc.	41,300	1,957
*	Charles River Laboratories
	International Inc.	43,500	1,926
*	Cubist Pharmaceuticals Inc.	38,200	1,789
*	PAREXEL International Corp.	43,800	1,731
	Chemed Corp.	20,500	1,640
	PDL BioPharma Inc.	214,400	1,567
*	Cyberonics Inc.	31,500	1,475
*	Pharmacyclics Inc.	18,300	1,471
*	Alkermes plc	61,100	1,449
*	Team Health Holdings Inc.	39,500	1,437
*	Gentiva Health Services Inc.	125,000	1,352
*	Magellan Health
	Services Inc.	28,400	1,351
*	Thoratec Corp.	31,000	1,162
	Questcor
	Pharmaceuticals Inc.	35,200	1,145
*	Auxilium
	Pharmaceuticals Inc.	60,900	1,052
*	SurModics Inc.	38,231	1,042
	STERIS Corp.	24,800	1,032
	Select Medical
	Holdings Corp.	108,300	975
	West Pharmaceutical
	Services Inc.	13,700	890

*	Bio-Reference Labs Inc.	31,900	829
*	Medicines Co.	22,800	762
*	ICU Medical Inc.	12,300	725
*	Nektar Therapeutics	57,700	635
*	Sirona Dental Systems Inc.	8,200	605
*	Genomic Health Inc.	16,200	458
*	Molina Healthcare Inc.	14,100	435
*	AMN Healthcare
	Services Inc.	26,200	415
	Cantel Medical Corp.	13,700	412
	Meridian Bioscience Inc.	17,200	393
*	Bruker Corp.	18,500	353
	Abaxis Inc.	6,600	312
*	Santarus Inc.	17,300	300
*	NPS Pharmaceuticals Inc.	27,400	279
*	ABIOMED Inc.	10,500	196
*	Orthofix International NV	4,800	172
*	Symmetry Medical Inc.	10,000	114
*	United Therapeutics Corp.	1,700	103
*	Infinity Pharmaceuticals Inc.	2,000	97
*	Isis Pharmaceuticals Inc.	5,500	93
*	Ironwood Pharmaceuticals
	Inc. Class A	4,700	86
*	Dyax Corp.	18,600	81
*	Affymax Inc.	39,800	55
			34,353
Industrials (16.6%)
*	Alaska Air Group Inc.	37,200	2,379
	Trinity Industries Inc.	49,300	2,235
*	Terex Corp.	62,700	2,158
	A.O. Smith Corp.	28,700	2,111
*	US Airways Group Inc.	124,400	2,111
	Triumph Group Inc.	26,500	2,080
	Deluxe Corp.	50,000	2,070
	Mine Safety Appliances Co.	38,200	1,895
	Lincoln Electric Holdings Inc.	34,300	1,858
	AMERCO	10,500	1,822
*	EnerSys Inc.	38,676	1,763
	Crane Co.	30,700	1,715
	Steelcase Inc. Class A	112,400	1,656
	AZZ Inc.	34,300	1,653
	Hyster-Yale Materials
	Handling Inc.	28,184	1,609
*	AECOM Technology Corp.	48,800	1,601
	Apogee Enterprises Inc.	52,300	1,514
	GATX Corp.	27,200	1,414
*	USG Corp.	50,300	1,330
	Actuant Corp. Class A	39,800	1,219
*	Kadant Inc.	46,585	1,165
*	Armstrong World
	Industries Inc.	20,000	1,118
	Standex International Corp.	19,800	1,093
	G&K Services Inc. Class A	22,500	1,024
	Mueller Water Products Inc.
	Class A	153,600	911

12

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
	ITT Corp.	27,500	782
*	American Woodmark Corp.	20,600	701
*	Taser International Inc.	74,700	594
	LB Foster Co. Class A	13,200	585
	Brink’s Co.	20,000	565
	United Stationers Inc.	14,400	557
*	Republic Airways
	Holdings Inc.	43,900	507
	Alliant Techsystems Inc.	6,600	478
*	Saia Inc.	12,500	452
	American Railcar
	Industries Inc.	9,100	425
	US Ecology Inc.	15,031	399
*	Swift Transportation Co.	28,100	398
	SkyWest Inc.	22,900	368
	FreightCar America Inc.	16,400	358
	Quad/Graphics Inc.	12,800	306
	Kforce Inc.	16,700	273
	UniFirst Corp.	2,900	262
*	JetBlue Airways Corp.	37,000	255
	Kimball International Inc.
	Class B	25,900	235
*	Ducommun Inc.	11,500	228
*	GenCorp Inc.	11,000	146
*	Columbus McKinnon Corp.	6,000	115
	Allegiant Travel Co.
	Class A	1,100	98
	John Bean
	Technologies Corp.	3,900	81
	Exponent Inc.	1,500	81
*	Trex Co. Inc.	1,400	69
			50,822
Information Technology (16.1%)
	MAXIMUS Inc.	27,366	2,188
*	Cadence Design
	Systems Inc.	154,800	2,156
*	CommVault Systems Inc.	25,400	2,082
	AOL Inc.	52,700	2,028
*	Brocade Communications
	Systems Inc.	310,000	1,789
*	CoreLogic Inc.	67,300	1,740
	Lender Processing
	Services Inc.	67,600	1,721
*	Advanced Energy
	Industries Inc.	92,200	1,687
*	Manhattan Associates Inc.	22,700	1,686
*	Spansion Inc. Class A	126,600	1,629
*	Tech Data Corp.	35,700	1,628
	Anixter International Inc.	23,200	1,622
*	Gartner Inc.	29,600	1,611
*	CACI International Inc.
	Class A	27,250	1,577
*	Kulicke & Soffa
	Industries Inc.	135,000	1,561
*	Unisys Corp.	67,012	1,525

*	Aspen Technology Inc.	46,500	1,501
*	Zebra Technologies Corp.	30,800	1,452
*	SYNNEX Corp.	39,100	1,447
*	Global Cash Access
	Holdings Inc.	181,600	1,280
*	Itron Inc.	22,400	1,039
*	Ciena Corp.	64,600	1,034
	Diebold Inc.	32,800	995
	Heartland Payment
	Systems Inc.	27,300	900
	Broadridge Financial
	Solutions Inc.	35,400	879
*	Insight Enterprises Inc.	41,448	855
*	Arris Group Inc.	47,500	816
*	NCR Corp.	29,400	810
*	Silicon Graphics
	International Corp.	57,500	791
*	Applied Micro
	Circuits Corp.	101,600	754
*	Magnachip Semiconductor
	Corp.	38,900	673
	Jack Henry &
	Associates Inc.	14,400	665
	Plantronics Inc.	13,800	610
*	MEMC Electronic
	Materials Inc.	107,100	471
*	Cirrus Logic Inc.	16,000	364
	Booz Allen Hamilton
	Holding Corp.	22,300	300
*	Quantum Corp.	233,900	299
*	CSG Systems
	International Inc.	14,100	299
*	TeleTech Holdings Inc.	13,700	291
*	Entropic
	Communications Inc.	70,900	289
*	MaxLinear Inc.	40,800	253
*	Acxiom Corp.	11,000	224
*	Seachange International Inc.	18,800	224
*	Sigma Designs Inc.	45,600	222
*	Benchmark Electronics Inc.	10,900	196
*	DSP Group Inc.	23,700	191
	Daktronics Inc.	16,900	177
*	Euronet Worldwide Inc.	6,100	161
*	PTC Inc.	6,100	156
*	Aviat Networks Inc.	42,900	145
*	RF Micro Devices Inc.	26,800	143
*	TeleCommunication
	Systems Inc. Class A	49,700	111
*	Electronics for Imaging Inc.	3,700	94
*	Extreme Networks	22,400	75
*	ModusLink Global
	Solutions Inc.	22,300	74
*	Intermec Inc.	5,600	55
			49,545

13

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
Materials (5.1%)
	NewMarket Corp.	7,500	1,953
*	Chemtura Corp.	81,100	1,753
	Axiall Corp.	27,500	1,709
	Westlake Chemical Corp.	17,400	1,627
	Neenah Paper Inc.	38,444	1,183
	PH Glatfelter Co.	50,200	1,174
*	Graphic Packaging
	Holding Co.	150,800	1,129
	Myers Industries Inc.	80,500	1,124
	Worthington Industries Inc.	31,200	967
	Schweitzer-Mauduit
	International Inc.	21,200	821
*	SunCoke Energy Inc.	27,200	444
*	Headwaters Inc.	38,000	414
	Buckeye Technologies Inc.	9,700	290
	Kaiser Aluminum Corp.	4,000	259
	A Schulman Inc.	6,200	196
	Minerals Technologies Inc.	2,900	120
*	OMNOVA Solutions Inc.	14,300	110
	Tredegar Corp.	3,400	100
*	Coeur d’Alene Mines Corp.	5,000	94
	Eagle Materials Inc.	1,400	93
			15,560
Telecommunication Services (0.6%)
*	premiere Global Services Inc.	75,400	829
	Atlantic Tele-Network Inc.	12,900	626
	IDT Corp. Class B	23,300	281
	Shenandoah
	Telecommunications Co.	5,800	88
			1,824
Utilities (3.4%)
	PNM Resources Inc.	79,100	1,842
	Portland General Electric Co.	60,500	1,835
	Black Hills Corp.	40,900	1,801
	Laclede Group Inc.	28,500	1,217
	American States Water Co.	18,900	1,088
	Atmos Energy Corp.	24,400	1,042
	Vectren Corp.	17,700	627
	MGE Energy Inc.	8,500	471
	Avista Corp.	9,900	271
	Otter Tail Corp.	5,600	175
	Chesapeake Utilities Corp.	2,300	113
	CH Energy Group Inc.	1,500	98
			10,580
Total Common Stocks
(Cost $241,887)			304,023

		Market
		Value
	Shares	($000)
Temporary Cash Investments (0.8%)[1]
Money Market Fund (0.7%)
[2,3] Vanguard Market
Liquidity Fund, 0.147%	2,227,999	2,228

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Federal Home Loan Bank Discount
Notes, 0.139%, 5/29/13	100	100
Total Temporary Cash Investments
(Cost $2,328)		2,328
Total Investments (99.9%)
(Cost $244,215)		306,351
Other Assets and Liabilities (0.1%)
Other Assets		1,379
Liabilities[3]		(1,017)
		362
Net Assets (100%)
Applicable to 12,428,464 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		306,713
Net Asset Value Per Share		$24.68

14

Strategic Small-Cap Equity Fund

At March 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	265,712
Overdistributed Net Investment Income	(483)
Accumulated Net Realized Losses	(20,664)
Unrealized Appreciation (Depreciation)
Investment Securities	62,136
Futures Contracts	12
Net Assets	306,713

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $263,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $270,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Strategic Small-Cap Equity Fund

Statement of Operations

Six Months Ended
March 31, 2013
($000)
Investment Income
Income
Dividends	2,747
Interest[1]	1
Security Lending	47
Total Income	2,795
Expenses
The Vanguard Group—Note B
Investment Advisory Services	134
Management and Administrative	347
Marketing and Distribution	26
Custodian Fees	4
Shareholders’ Reports	2
Total Expenses	513
Net Investment Income	2,282
Realized Net Gain (Loss)
Investment Securities Sold	15,991
Futures Contracts	187
Realized Net Gain (Loss)	16,178
Change in Unrealized Appreciation (Depreciation)
Investment Securities	25,905
Futures Contracts	41
Change in Unrealized Appreciation (Depreciation)	25,946
Net Increase (Decrease) in Net Assets Resulting from Operations	44,406
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Strategic Small-Cap Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,282	2,906
Realized Net Gain (Loss)	16,178	15,584
Change in Unrealized Appreciation (Depreciation)	25,946	48,050
Net Increase (Decrease) in Net Assets Resulting from Operations	44,406	66,540
Distributions
Net Investment Income	(4,284)	(2,511)
Realized Capital Gain	—	—
Total Distributions	(4,284)	(2,511)
Capital Share Transactions
Issued	31,876	45,193
Issued in Lieu of Cash Distributions	3,965	2,343
Redeemed	(28,425)	(75,381)
Net Increase (Decrease) from Capital Share Transactions	7,416	(27,845)
Total Increase (Decrease)	47,538	36,184
Net Assets
Beginning of Period	259,175	222,991
End of Period[1]	306,713	259,175
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($483,000) and $1,519,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Small-Cap Equity Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$21.37	$16.44	$16.53	$14.32	$16.60	$21.28
Investment Operations
Net Investment Income	.196	. 238.176		.154	.145	.160
Net Realized and Unrealized Gain (Loss)
on Investments	3.474	4.888	(.126)	2.216	(2.257)	(4.479)
Total from Investment Operations	3.670	5.126	. 050	2.370	(2.112)	(4.319)
Distributions
Dividends from Net Investment Income	(. 360)	(.196)	(.140)	(.160)	(.168)	(. 210)
Distributions from Realized Capital Gains	—	—	—	—	—	(.151)
Total Distributions	(. 360)	(.196)	(.140)	(.160)	(.168)	(. 361)
Net Asset Value, End of Period	$24.68	$21.37	$16.44	$16.53	$14.32	$16.60

Total Return[1]	17.43%	31.38%	0.20%	16.70%	-12.48%	-20.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$307	$259	$223	$178	$165	$200
Ratio of Total Expenses to
Average Net Assets	0.38%	0.38%	0.38%	0.43%	0.43%	0.38%
Ratio of Net Investment Income to
Average Net Assets	1.40%	1.16%	0.89%	0.98%	1.18%	0.83%
Portfolio Turnover Rate	69%	66%	64%	66%	76%	99%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Small-Cap Equity Fund

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2013, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and for the period ended March 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted on the next business day. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

19

Strategic Small-Cap Equity Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2013, the fund had contributed capital of $37,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	304,023	—	—
Temporary Cash Investments	2,228	100	—
Futures Contracts—Assets[1]	4	—	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	306,254	100	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	June 2013	26	2,467	12

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

20

Strategic Small-Cap Equity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

For tax purposes, at September 30, 2012, the fund had available capital losses totaling $36,878,000 to offset future net capital gains. Of this amount, $33,186,000 is subject to expiration on September 30, 2018. Capital losses of $3,692,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2013, the cost of investment securities for tax purposes was $244,215,000. Net unrealized appreciation of investment securities for tax purposes was $62,136,000, consisting of unrealized gains of $66,892,000 on securities that had risen in value since their purchase and $4,756,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2013, the fund purchased $98,784,000 of investment securities and sold $93,937,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2013	September 30, 2012
	Shares	Shares
	(000)	(000)
Issued	1,402	2,260
Issued in Lieu of Cash Distributions	185	128
Redeemed	(1,286)	(3,827)
Net Increase (Decrease) in Shares Outstanding	301	(1,439)

H. In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended March 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	9/30/2012	3/31/2013	Period
Based on Actual Fund Return	$1,000.00	$1,174.33	$2.06
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.04	1.92

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent
12-month period.

23

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Small-Cap Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services since its inception in 2006, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

25

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

26

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services);
(diversified manufacturing and services), Hewlett-	Director of SKF AB (industrial machinery), the Lumina
Packard Co. (electronic computer manufacturing),

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6152 052013

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2013

		Market
		Value
	Shares	($000)

Common Stocks (95.8%)[1]
Argentina (0.2%)
Arcos Dorados Holdings Inc. Class A	592,347	7,819

Australia (1.0%)
Brambles Ltd.	1,704,100	15,109
Amcor Ltd.	860,621	8,338
Cochlear Ltd.	62,731	4,456
Australia & New Zealand Banking Group Ltd.	119,124	3,553
BHP Billiton Ltd.	56,500	1,932
Iluka Resources Ltd.	195,603	1,923
* BlueScope Steel Ltd.	330,346	1,735
Santos Ltd.	123,280	1,601
Orica Ltd.	54,925	1,404
DuluxGroup Ltd.	179,926	836
Fairfax Media Ltd.	1,056,552	695
* Alumina Ltd.	319,693	371
		41,953
Austria (0.0%)
Andritz AG	15,413	1,037
Oesterreichische Post AG	19,393	835
		1,872
Belgium (0.4%)
Anheuser-Busch InBev NV	156,886	15,597

Brazil (1.2%)
BM&FBovespa SA	2,024,900	13,618
Banco do Brasil SA	615,000	8,333
Petroleo Brasileiro SA ADR Type A	430,000	7,804
Odontoprev SA	1,443,553	6,579
Vale SA Prior Pfd.	262,800	4,349
EDP - Energias do Brasil SA	573,700	3,606
* Cia de Saneamento Basico do Estado de Sao Paulo ADR	57,310	2,735
Cremer SA	119,600	769
Petroleo Brasileiro SA ADR	33,000	547
Duratex SA	59,500	476
Diagnosticos da America SA	57,400	329
		49,145
Canada (2.7%)
Rogers Communications Inc. Class B	473,570	24,190
Bank of Montreal	344,900	21,709
^ Agrium Inc.	221,500	21,599
Fairfax Financial Holdings Ltd.	41,970	16,380
Magna International Inc.	231,400	13,601
^ Ritchie Bros Auctioneers Inc.	398,952	8,657
Imperial Oil Ltd.	89,539	3,660
BCE Inc.	48,599	2,271
Bank of Montreal	27,947	1,759
Saputo Inc.	11,200	569
Empire Co. Ltd. Class A	4,500	293
		114,688
Chile (0.2%)
Enersis SA ADR	218,805	4,210
Vina Concha y Toro SA	1,035,181	2,087
		6,297
China (3.2%)
Mindray Medical International Ltd. ADR	624,580	24,946
Bank of China Ltd.	44,122,000	20,528
China Construction Bank Corp.	20,374,000	16,701
Tsingtao Brewery Co. Ltd.	2,078,000	13,259
China Resources Enterprise Ltd.	3,641,901	10,822
China Mobile Ltd.	988,000	10,479
* Baidu Inc. ADR	118,700	10,410

1

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2013

			Market
			Value
		Shares	($000)
	Industrial & Commercial Bank of China Ltd.	12,001,000	8,440
	Shandong Weigao Group Medical Polymer Co. Ltd.	7,728,000	7,002
	Agricultural Bank of China Ltd.	10,201,000	4,909
	Shui On Land Ltd.	6,823,500	2,943
	Yingde Gases Group Co. Ltd.	2,186,000	2,441
	China Mengniu Dairy Co. Ltd.	262,000	752
*	Giant Interactive Group Inc. ADR	62,850	409
*	Ctrip.com International Ltd. ADR	16,275	348
	Yip's Chemical Holdings Ltd.	308,000	331
	Weiqiao Textile Co.	283,846	158
			134,878
Cyprus (0.0%)
	Globaltrans Investment plc GDR	50,498	797

Denmark (1.0%)
	Carlsberg A/S Class B	186,181	18,152
	Coloplast A/S Class B	126,435	6,813
*	Jyske Bank A/S	196,377	6,702
	GN Store Nord A/S	213,730	3,806
	Novo Nordisk A/S Class B	18,617	3,001
*	William Demant Holding A/S	27,961	2,343
*	Vestas Wind Systems A/S	99,103	794
*	Topdanmark A/S	27,555	661
*	Danske Bank A/S	22,247	399
			42,671
Egypt (0.0%)
	Ezz Steel	1,397,944	1,888

Finland (0.4%)
	Sampo	177,335	6,840
*,^	Metso Oyj	91,932	3,928
*	Tikkurila Oyj	182,821	3,850
^	Tieto Oyj	62,751	1,331
	Wartsila OYJ Abp	14,104	636
	Cargotec Oyj Class B	10,629	327
*,^	Outokumpu Oyj	151,829	116
			17,028
France (2.3%)
	Sanofi	260,549	26,572
	European Aeronautic Defence and Space Co. NV	490,268	24,988
	BNP Paribas SA	236,481	12,159
	Legrand SA	200,127	8,731
	Air Liquide SA	29,228	3,555
	L'Oreal SA	19,482	3,091
	AXA SA	114,651	1,981
	Euler Hermes SA	21,219	1,956
	Carrefour SA	65,148	1,785
	Thales SA	40,450	1,712
	ArcelorMittal	111,438	1,448
	Eurofins Scientific	6,801	1,430
	Neopost SA	23,680	1,421
	Groupe Eurotunnel SA	172,443	1,375
*,^	Air France-KLM	127,798	1,208
	Edenred	18,613	610
	Technip SA	5,835	599
	Total SA	10,245	491
	Imerys SA	5,426	354
	SA des Ciments Vicat	5,298	330
	Nexity SA	9,290	320
			96,116
Germany (1.8%)
	Deutsche Lufthansa AG	603,079	11,796
	Deutsche Post AG	414,183	9,558
	Deutsche Boerse AG	151,974	9,219

2

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2013

		Market
		Value
	Shares	($000)
Muenchener Rueckversicherungs AG	43,972	8,242
Merck KGaA	41,915	6,331
BASF SE	63,085	5,539
Fresenius Medical Care AG & Co. KGaA	80,680	5,455
Bayerische Motoren Werke AG	38,792	3,357
Daimler AG	55,361	3,019
Henkel AG & Co. KGaA Prior Pfd.	30,708	2,958
Deutsche Telekom AG	216,005	2,287
Suedzucker AG	44,182	1,867
E.ON SE	82,458	1,443
Bayer AG	11,501	1,189
Siemens AG	9,013	972
* TUI AG	69,403	747
Adidas AG	6,610	687
Freenet AG	26,631	648
Volkswagen AG Prior Pfd.	2,811	560
Hannover Rueckversicherung SE	6,790	535
GEA Group AG	14,940	493
Axel Springer AG	7,979	347
Gildemeister AG	14,555	307
Celesio AG	10,701	201
		77,757
Greece (0.6%)
Coca Cola Hellenic Bottling Co. SA	886,445	23,766

Hong Kong (1.3%)
Jardine Matheson Holdings Ltd.	302,000	19,692
Hutchison Whampoa Ltd.	629,000	6,576
Esprit Holdings Ltd.	4,197,314	5,071
CLP Holdings Ltd.	479,000	4,199
Television Broadcasts Ltd.	472,000	3,581
HSBC Holdings plc	318,800	3,424
First Pacific Co. Ltd.	1,850,000	2,508
Hongkong & Shanghai Hotels	1,429,376	2,451
SmarTone Telecommunications Holdings Ltd.	1,005,460	1,661
New World Development Co. Ltd.	647,000	1,100
Henderson Land Development Co. Ltd.	150,000	1,029
Hong Kong Aircraft Engineering Co. Ltd.	56,000	802
Midland Holdings Ltd.	1,204,000	533
Goodbaby International Holdings Ltd.	619,000	364
* Next Media Ltd.	2,098,000	316
Texwinca Holdings Ltd.	178,823	189
Hong Kong Television Network Ltd. ADR	9,300	60
		53,556
Hungary (0.0%)
OTP Bank plc	16,712	302

India (0.2%)
CESC Ltd.	845,529	4,123
* Idea Cellular Ltd.	1,764,457	3,702
Tata Consultancy Services Ltd.	19,780	574
Havells India Ltd.	39,403	468
Indian Bank	82,605	268
		9,135
Indonesia (0.2%)
Bank Negara Indonesia Persero Tbk PT	12,626,611	6,578
Telekomunikasi Indonesia Persero Tbk PT ADR	31,453	1,418
Gajah Tunggal Tbk PT	1,297,186	334
		8,330
Ireland (1.0%)
Ryanair Holdings plc ADR	581,222	24,283
Dragon Oil plc	756,147	7,462
CRH plc	207,172	4,585
Paddy Power plc	25,384	2,292

3

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2013

			Market
			Value
		Shares	($000)
*	Bank of Ireland	11,005,742	2,177
	DCC plc (London Shares)	28,986	1,001
	Irish Continental Group plc	22,411	571
	DCC plc	2,032	71
*	Independent News & Media plc	318,558	16
*	Irish Bank Resolution Corp. Ltd.	122,273	—
			42,458
Italy (0.5%)
	Piaggio & C SPA	1,880,856	4,831
	Luxottica Group SPA ADR	88,891	4,470
	Saipem SPA	121,722	3,741
	Fiat Industrial SPA	268,118	3,024
	Enel SPA	764,733	2,507
	Luxottica Group SPA	17,912	899
*	Fiat SPA	161,872	865
*	UniCredit SPA	128,263	551
	Exor SPA	19,437	545
	Davide Campari-Milano SPA	65,460	510
	Intesa Sanpaolo SPA (Registered)	277,319	409
*	Finmeccanica SPA	28,037	135
			22,487
Japan (9.1%)
^	Nippon Telegraph & Telephone Corp.	633,100	27,608
	Namco Bandai Holdings Inc.	1,089,650	19,273
	Hitachi Ltd.	3,234,000	18,655
	Daito Trust Construction Co. Ltd.	217,200	18,505
	Daiwa House Industry Co. Ltd.	848,000	16,395
	Yamaha Motor Co. Ltd.	1,164,400	15,957
	Otsuka Holdings Co. Ltd.	423,100	14,832
	Inpex Corp.	2,671	14,187
	Fujitsu Ltd.	2,761,000	11,380
	Kao Corp.	288,700	9,446
	Toyota Motor Corp.	179,100	9,247
	NTT Data Corp.	2,726	9,078
	Sumitomo Mitsui Financial Group Inc.	219,400	8,798
	Tokyo Electron Ltd.	194,800	8,619
*	Olympus Corp.	362,000	8,502
	Astellas Pharma Inc.	149,800	8,052
	East Japan Railway Co.	94,000	7,709
	Rohm Co. Ltd.	190,200	6,971
	KDDI Corp.	166,222	6,834
	Mitsubishi UFJ Financial Group Inc.	1,126,400	6,677
	Yamato Holdings Co. Ltd.	359,100	6,638
	Secom Co. Ltd.	124,200	6,399
	Seven & I Holdings Co. Ltd.	171,400	5,672
^	Dainippon Sumitomo Pharma Co. Ltd.	268,700	5,009
	MS&AD Insurance Group Holdings	223,300	4,901
	ITOCHU Corp.	402,600	4,837
	Dai-ichi Life Insurance Co. Ltd.	3,464	4,655
	Central Japan Railway Co.	42,000	4,426
	Alfresa Holdings Corp.	80,800	4,369
	Isetan Mitsukoshi Holdings Ltd.	298,700	4,309
	FUJIFILM Holdings Corp.	219,500	4,281
	Kirin Holdings Co. Ltd.	243,000	3,900
	Tokyo Gas Co. Ltd.	695,000	3,795
	LIXIL Group Corp.	192,100	3,792
	Mitsubishi Estate Co. Ltd.	129,000	3,557
	Toyo Suisan Kaisha Ltd.	116,000	3,549
	Sekisui House Ltd.	241,000	3,274
	Nippon Meat Packers Inc.	183,000	3,015
	Obayashi Corp.	624,000	2,983
	Sumitomo Electric Industries Ltd.	239,600	2,955
	Dentsu Inc.	96,800	2,870
	West Japan Railway Co.	54,200	2,600

4

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2013

		Market
		Value
	Shares	($000)
NTT DOCOMO Inc.	1,682	2,539
Marui Group Co. Ltd.	233,700	2,421
Toyo Seikan Group Holdings Ltd.	168,200	2,366
Sumitomo Forestry Co. Ltd.	201,900	2,170
JX Holdings Inc.	362,750	2,008
Mitsubishi Heavy Industries Ltd.	349,000	1,983
NKSJ Holdings Inc.	83,800	1,748
Onward Holdings Co. Ltd.	193,000	1,730
Chiba Bank Ltd.	230,000	1,649
Sega Sammy Holdings Inc.	80,500	1,634
NSK Ltd.	208,000	1,580
Fukuoka Financial Group Inc.	306,000	1,570
Toyota Tsusho Corp.	59,100	1,531
Hitachi Metals Ltd.	141,000	1,320
Shimizu Corp.	391,000	1,271
Bank of Yokohama Ltd.	219,000	1,268
Daihatsu Motor Co. Ltd.	61,000	1,265
Shiseido Co. Ltd.	84,800	1,195
SKY Perfect JSAT Holdings Inc.	2,509	1,179
Calsonic Kansei Corp.	259,000	1,164
Japan Airlines Co. Ltd.	25,000	1,161
^ Yamada Denki Co. Ltd.	23,740	1,083
USS Co. Ltd.	8,690	1,020
Azbil Corp.	47,200	992
Taiyo Nippon Sanso Corp.	144,000	976
Kinden Corp.	128,000	857
HIS Co. Ltd.	13,500	613
Nippon Suisan Kaisha Ltd.	278,200	532
Arnest One Corp.	26,400	520
IT Holdings Corp.	34,900	461
Kyowa Hakko Kirin Co. Ltd.	40,000	456
Toho Holdings Co. Ltd.	19,400	448
Resorttrust Inc.	15,600	436
Misawa Homes Co. Ltd.	28,000	434
Nippo Corp.	34,000	413
Gulliver International Co. Ltd.	6,790	398
Seino Holdings Co. Ltd.	45,000	389
Fuji Soft Inc.	16,300	388
Aoyama Trading Co. Ltd.	14,900	375
TS Tech Co. Ltd.	13,100	373
Maeda Road Construction Co. Ltd.	27,000	365
Nihon Unisys Ltd.	39,100	341
MediPal Holdings Corp.	23,500	332
Ryosan Co. Ltd.	17,000	326
Bridgestone Corp.	9,500	320
Konaka Co. Ltd.	27,400	316
Suzuken Co. Ltd.	8,300	309
Geo Holdings Corp.	244	307
^ Iwatani Corp.	65,000	300
Round One Corp.	38,700	280
Kuroda Electric Co. Ltd.	21,700	258
Tokyo Ohka Kogyo Co. Ltd.	11,300	239
Yellow Hat Ltd.	14,700	229
Kawai Musical Instruments Manufacturing Co. Ltd.	103,000	187
Fujitsu Frontech Ltd.	25,500	148
		388,684
Malaysia (0.3%)
Malayan Banking Bhd.	3,135,600	9,468
Tenaga Nasional Bhd.	1,022,500	2,384
Multi-Purpose Holdings Bhd.	785,710	919
		12,771
Mexico (0.6%)
America Movil SAB de CV ADR	578,685	12,129
* Cemex SAB de CV ADR	373,132	4,556

5

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2013

		Market
		Value
	Shares	($000)
Grupo Comercial Chedraui SA de CV	1,200,700	4,064
Grupo Financiero Banorte SAB de CV	456,656	3,648
* Grupo Financiero Santander Mexico SAB de CV ADR	161,563	2,493
		26,890
Netherlands (0.7%)
Unilever NV	464,617	19,037
Heineken NV	63,820	4,814
Koninklijke Boskalis Westminster NV	69,661	2,771
Koninklijke KPN NV	260,934	879
ASML Holding NV	9,068	611
Randstad Holding NV	9,712	399
TNT Express NV	9,343	68
PostNL NV	10,477	21
		28,600
New Zealand (0.0%)
Telecom Corp. of New Zealand Ltd.	523,109	1,027
Chorus Ltd.	53,504	126
PGG Wrightson Ltd.	51,996	16
		1,169
Norway (0.7%)
Statoil ASA	538,050	13,135
Schibsted ASA	206,281	9,231
Norsk Hydro ASA	1,488,817	6,482
DNB ASA	174,376	2,566
* Storebrand ASA	44,696	176
		31,590
Philippines (0.3%)
ABS-CBN Holdings Corp.	6,292,311	6,399
Lopez Holdings Corp.	21,029,149	3,714
Energy Development Corp.	21,941,800	3,468
		13,581
Poland (0.2%)
KGHM Polska Miedz SA	188,382	9,130
Bank Pekao SA	11,220	542
Tauron Polska Energia SA	215,055	283
		9,955
Russia (0.2%)
Sberbank of Russia ADR	590,826	7,562
LSR Group GDR	54,767	234
		7,796
Singapore (0.7%)
DBS Group Holdings Ltd.	1,851,000	23,957
Great Eastern Holdings Ltd.	251,000	3,646
* STATS ChipPAC Ltd.	2,633,000	960
GuocoLeisure Ltd.	1,209,000	860
United Industrial Corp. Ltd.	163,000	402
Oversea-Chinese Banking Corp. Ltd.	46,000	396
Yoma Strategic Holdings Ltd.	137,000	84
		30,305
South Africa (1.4%)
Naspers Ltd.	423,190	26,367
Clicks Group Ltd.	1,951,153	12,321
Standard Bank Group Ltd.	470,952	6,064
MTN Group Ltd.	317,134	5,573
RMI Holdings	1,053,842	2,672
Nedbank Group Ltd.	77,034	1,596
Anglo American plc Ordinary Shares	58,794	1,532
Remgro Ltd.	68,390	1,363
Old Mutual plc	406,135	1,250
Liberty Holdings Ltd.	43,283	565
* Murray & Roberts Holdings Ltd.	130,822	335
MMI Holdings Ltd.	97,905	247
		59,885

6

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2013

		Market
		Value
	Shares	($000)
South Korea (3.0%)
Samsung Electronics Co. Ltd.	22,695	31,148
Samsung Electronics Co. Ltd. GDR	33,350	22,455
Hyundai Motor Co.	96,278	19,384
SK Holdings Co. Ltd.	60,007	9,196
Kia Motors Corp.	175,852	8,788
Hana Financial Group Inc.	203,006	7,216
Woori Finance Holdings Co. Ltd.	596,130	6,805
Shinhan Financial Group Co. Ltd.	105,260	3,822
NHN Corp.	14,481	3,605
* LG Display Co. Ltd.	118,130	3,387
Kolon Industries Inc.	57,592	2,837
KB Financial Group Inc.	78,059	2,631
SK Telecom Co. Ltd.	8,519	1,382
Hyundai Mobis	4,657	1,287
KT Corp.	39,440	1,251
Hankook Tire Co. Ltd.	20,236	875
		126,069
Spain (0.2%)
* Banco Santander SA	395,393	2,679
Viscofan SA	38,147	2,001
Acerinox SA	122,638	1,260
Acciona SA	19,921	1,091
Mediaset Espana Comunicacion SA	143,840	1,038
Telefonica SA	67,793	918
Distribuidora Internacional de Alimentacion SA	56,300	391
		9,378
Sweden (2.8%)
Svenska Handelsbanken AB Class A	1,138,293	48,686
Atlas Copco AB Class B	790,469	20,028
Investor AB Class B	459,043	13,279
Volvo AB Class B	870,388	12,707
Swedish Match AB	272,631	8,463
Assa Abloy AB Class B	151,698	6,202
Nordea Bank AB	275,449	3,125
Telefonaktiebolaget LM Ericsson Class B	212,420	2,661
Hoganas AB Class B	29,543	1,463
Modern Times Group AB Class B	26,801	1,067
Skandinaviska Enskilda Banken AB Class A	101,513	1,021
Millicom International Cellular SA	3,656	292
Oriflame Cosmetics SA	6,251	213
		119,207
Switzerland (3.9%)
Nestle SA	616,737	44,636
Roche Holding AG	176,551	41,158
Cie Financiere Richemont SA	430,583	33,901
Schindler Holding AG	131,289	19,257
Novartis AG	164,164	11,700
Geberit AG	42,840	10,563
Adecco SA	38,359	2,104
UBS AG	118,063	1,816
Sonova Holding AG	12,277	1,474
^ Logitech International SA	67,514	458
Helvetia Holding AG	1,055	426
ABB Ltd.	18,695	424
		167,917
Taiwan (2.0%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,530,472	26,440
Fubon Financial Holding Co. Ltd.	13,957,279	19,977
Hon Hai Precision Industry Co. Ltd.	4,039,000	11,252
United Microelectronics Corp.	20,388,000	7,636
Delta Electronics Inc.	1,557,000	6,639
Taiwan Semiconductor Manufacturing Co. Ltd.	1,852,099	6,225
Yungtay Engineering Co. Ltd.	1,309,000	2,627

7

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2013

		Market
		Value
	Shares	($000)
Taishin Financial Holding Co. Ltd.	3,987,981	1,667
Giant Manufacturing Co. Ltd.	77,000	429
King Yuan Electronics Co. Ltd.	203,000	139
		83,031
Thailand (0.5%)
* Advanced Info Service PCL (Local)	549,800	4,506
Thanachart Capital PCL	2,928,100	4,350
Advanced Info Service PCL	491,700	4,030
Bangkok Bank PCL (Foreign)	472,200	3,741
Krung Thai Bank PCL	3,563,900	3,042
MBK PCL (Foreign)	262,600	1,661
Total Access Communication PCL	248,500	829
* Total Access Communication PCL (Local)	96,416	322
		22,481
Turkey (1.1%)
Turkiye Is Bankasi	4,506,991	17,337
BIM Birlesik Magazalar AS	209,617	10,253
Turkiye Garanti Bankasi AS	1,608,233	8,586
Tupras Turkiye Petrol Rafinerileri AS	147,955	4,498
Turkiye Garanti Bankasi AS ADR	603,200	3,259
KOC Holding AS	484,927	2,814
Ulker Biskuvi Sanayi AS	97,041	732
* Asya Katilim Bankasi AS	328,240	432
* Turkcell Iletisim Hizmetleri AS	40,912	275
		48,186
United Arab Emirates (0.0%)
* DP World Ltd.	20,737	291

United Kingdom (8.0%)
Prudential plc	2,428,224	39,438
Royal Dutch Shell plc Class A (Amsterdam Shares)	993,384	32,173
Rolls-Royce Holdings plc	1,368,819	23,554
Wolseley plc	437,077	21,798
Reckitt Benckiser Group plc	241,668	17,351
Bunzl plc	757,531	14,953
Vodafone Group plc	5,164,745	14,656
British American Tobacco plc	257,989	13,834
BP plc	1,627,511	11,445
Intertek Group plc	162,380	8,391
Hays plc	5,496,106	8,089
WPP plc	432,013	6,904
BP plc ADR	152,632	6,464
BHP Billiton plc	208,389	6,069
Rio Tinto plc	117,958	5,556
Aggreko plc	199,806	5,423
Diageo plc	171,318	5,398
AstraZeneca plc	101,809	5,107
Compass Group plc	398,713	5,103
Unilever plc	119,531	5,056
Capita plc	329,562	4,505
Sage Group plc	666,882	3,478
Informa plc	416,767	3,342
Rightmove plc	122,237	3,310
Tesco plc	545,062	3,168
Royal Dutch Shell plc Class B	91,166	3,032
BAE Systems plc	482,427	2,897
Provident Financial plc	114,596	2,729
Reed Elsevier plc	218,210	2,596
Experian plc	148,198	2,569
ITV plc	1,295,973	2,555
Barclays plc	567,441	2,525
* Thomas Cook Group plc	1,383,402	2,369
Rexam plc	294,224	2,363
International Personal Finance plc	343,876	2,333

8

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2013

			Market
			Value
		Shares	($000)
	Spectris plc	61,534	2,297
*	Lloyds Banking Group plc	2,964,788	2,209
	G4S plc	480,417	2,135
	Carnival plc	55,109	1,927
	Stagecoach Group plc	404,407	1,912
	TUI Travel plc	365,338	1,812
	3i Group plc	370,887	1,786
	Admiral Group plc	81,159	1,647
	Smiths Group plc	85,680	1,641
	ICAP plc	306,853	1,358
^	Glencore International plc	245,558	1,332
	QinetiQ Group plc	406,008	1,282
	WH Smith plc	100,150	1,137
	IG Group Holdings plc	136,168	1,107
	Homeserve plc	356,925	1,087
	Devro plc	180,755	964
	Cable & Wireless Communications plc	1,461,553	932
	Ladbrokes plc	248,155	852
	Associated British Foods plc	29,154	843
*	Cairn Energy plc	189,278	788
	British Sky Broadcasting Group plc	55,804	750
	Mondi plc	52,859	720
	Home Retail Group plc	270,351	640
	Bwin.Party Digital Entertainment plc	254,834	557
	Millennium & Copthorne Hotels plc	61,041	529
	AMEC plc	32,480	522
	IMI plc	26,117	516
*	Barratt Developments plc	121,864	509
	Jupiter Fund Management plc	100,087	499
	GlaxoSmithKline plc	21,277	498
	Smith & Nephew plc	41,365	478
	Daily Mail & General Trust plc	43,689	472
	Centrica plc	81,505	456
	Petrofac Ltd.	20,116	439
	Michael Page International plc	66,652	429
	Standard Chartered plc	15,503	403
	Close Brothers Group plc	24,522	392
	National Express Group plc	102,274	319
	CSR plc	42,081	309
	Anglo American plc London Shares	7,120	184
	Northgate plc	29,242	139
	GVC Holdings plc	28,002	112
*	Perform Group plc	9,640	68
*	Connaught plc	103,081	—
			339,521
United States (41.9%)
Consumer Discretionary (6.7%)
	Omnicom Group Inc.	708,609	41,737
*	Amazon.com Inc.	117,853	31,407
	Comcast Corp. Class A	628,072	26,385
	McDonald's Corp.	210,843	21,019
	Walt Disney Co.	281,439	15,986
*	CarMax Inc.	378,869	15,799
*	Mohawk Industries Inc.	133,799	15,135
	Harley-Davidson Inc.	281,453	15,001
	Dillard's Inc. Class A	186,659	14,662
	Royal Caribbean Cruises Ltd.	426,739	14,176
	CBS Corp. Class B	217,179	10,140
*	TripAdvisor Inc.	190,873	10,025
	Time Warner Inc.	162,349	9,355
*	Bed Bath & Beyond Inc.	139,061	8,958
	Cooper Tire & Rubber Co.	314,102	8,060
*,^	Tesla Motors Inc.	171,988	6,517
*	priceline.com Inc.	9,283	6,386

9

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2013

		Market
		Value
	Shares	($000)
^ Weight Watchers International Inc.	95,471	4,020
Sotheby's	72,945	2,729
* Hanesbrands Inc.	51,201	2,333
* Red Robin Gourmet Burgers Inc.	36,818	1,679
Scholastic Corp.	30,070	801
* Discovery Communications Inc. Class A	8,620	679
* Multimedia Games Holding Co. Inc.	24,709	516
Bob Evans Farms Inc.	12,098	516
* TravelCenters of America LLC	37,490	359
Brinker International Inc.	9,107	343
* Discovery Communications Inc.	4,892	340
Nexstar Broadcasting Group Inc. Class A	16,629	299
PetMed Express Inc.	21,134	283
Destination Maternity Corp.	11,763	275
Brown Shoe Co. Inc.	14,357	230
^ Blyth Inc.	6,774	118
* Sun-Times Media Group Inc. Class A	130,959	—
		286,268
Consumer Staples (4.9%)
Tyson Foods Inc. Class A	1,110,798	27,570
Costco Wholesale Corp.	228,364	24,232
CVS Caremark Corp.	439,804	24,185
PepsiCo Inc.	242,391	19,175
Coca-Cola Co.	472,528	19,109
Procter & Gamble Co.	235,687	18,162
* Smithfield Foods Inc.	659,284	17,458
Philip Morris International Inc.	181,303	16,808
Colgate-Palmolive Co.	108,359	12,790
Estee Lauder Cos. Inc. Class A	174,398	11,167
Kroger Co.	195,293	6,472
Universal Corp.	78,879	4,420
Sanderson Farms Inc.	43,996	2,403
Clorox Co.	26,487	2,345
Ingredion Inc.	21,229	1,535
* Omega Protein Corp.	52,359	563
* Medifast Inc.	19,104	438
Cal-Maine Foods Inc.	8,504	362
* Harbinger Group Inc.	31,329	259
* Central Garden and Pet Co. Class A	26,454	217
		209,670
Energy (4.3%)
Phillips 66	381,280	26,678
ConocoPhillips	397,108	23,866
Marathon Petroleum Corp.	255,532	22,896
Valero Energy Corp.	476,649	21,683
Tesoro Corp.	352,648	20,648
EOG Resources Inc.	129,912	16,638
Exxon Mobil Corp.	134,764	12,144
* Ultra Petroleum Corp.	509,313	10,237
National Oilwell Varco Inc.	136,297	9,643
Western Refining Inc.	237,234	8,400
Delek US Holdings Inc.	186,554	7,361
Alon USA Energy Inc.	107,854	2,055
PBF Energy Inc.	29,895	1,111
* Green Plains Renewable Energy Inc.	50,160	574
		183,934
Exchange-Traded Fund (0.5%)
2 Vanguard FTSE Emerging Markets ETF	443,472	19,021

Financials (6.4%)
JPMorgan Chase & Co.	666,204	31,618
Goldman Sachs Group Inc.	160,567	23,627
* Markel Corp.	40,684	20,484

10

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2013

		Market
		Value
	Shares	($000)
Moody's Corp.	339,884	18,123
* Berkshire Hathaway Inc. Class B	153,847	16,031
New York Community Bancorp Inc.	1,070,730	15,365
* American International Group Inc.	334,772	12,996
First Republic Bank/CA	328,569	12,689
Franklin Resources Inc.	72,669	10,959
* PHH Corp.	408,128	8,963
American Express Co.	126,945	8,564
Legg Mason Inc.	263,507	8,472
Progressive Corp.	327,879	8,286
SL Green Realty Corp.	86,379	7,438
US Bancorp	208,495	7,074
* CBRE Group Inc. Class A	255,887	6,461
Assurant Inc.	127,931	5,758
Piedmont Office Realty Trust Inc. Class A	272,671	5,342
Lazard Ltd. Class A	149,505	5,103
M&T Bank Corp.	48,513	5,005
Chubb Corp.	55,138	4,826
TD Ameritrade Holding Corp.	221,205	4,561
Wells Fargo & Co.	118,356	4,378
RenaissanceRe Holdings Ltd.	40,897	3,762
Huntington Bancshares Inc.	444,697	3,286
Cash America International Inc.	61,761	3,241
CNO Financial Group Inc.	276,325	3,164
* World Acceptance Corp.	31,273	2,685
* Piper Jaffray Cos.	44,676	1,532
* Altisource Portfolio Solutions SA	17,085	1,192
First American Financial Corp.	45,041	1,152
Stewart Information Services Corp.	26,115	665
Republic Bancorp Inc. Class A	27,308	618
* Altisource Residential Corp.	15,557	311
Calamos Asset Management Inc. Class A	17,710	208
		273,939
Health Care (5.0%)
Merck & Co. Inc.	534,404	23,637
Johnson & Johnson	238,649	19,457
Eli Lilly & Co.	304,668	17,302
* Life Technologies Corp.	246,917	15,958
WellPoint Inc.	222,350	14,726
* Waters Corp.	155,539	14,607
AbbVie Inc.	351,274	14,325
Abbott Laboratories	305,006	10,773
* Seattle Genetics Inc.	276,700	9,826
Pfizer Inc.	312,556	9,020
* United Therapeutics Corp.	144,309	8,784
Humana Inc.	124,634	8,613
* QIAGEN NV	382,200	8,057
* Illumina Inc.	132,900	7,177
* Intuitive Surgical Inc.	11,256	5,529
Cigna Corp.	86,179	5,375
PDL BioPharma Inc.	668,897	4,890
* Express Scripts Holding Co.	61,678	3,556
* PAREXEL International Corp.	72,826	2,877
* Covance Inc.	22,168	1,647
* Molina Healthcare Inc.	41,665	1,286
* Magellan Health Services Inc.	20,913	995
* Emergent Biosolutions Inc.	47,130	659
* Mettler-Toledo International Inc.	2,486	530
* Cambrex Corp.	32,835	420
* Pozen Inc.	55,485	292
* PharMerica Corp.	20,090	281
* Amedisys Inc.	24,215	269

11

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2013

		Market
		Value
	Shares	($000)
* Triple-S Management Corp. Class B	13,306	232
		211,100
Industrials (3.2%)
Northrop Grumman Corp.	310,986	21,816
* Alaska Air Group Inc.	339,396	21,708
3M Co.	194,832	20,712
Southwest Airlines Co.	874,105	11,783
Deere & Co.	115,091	9,895
Emerson Electric Co.	164,913	9,214
Towers Watson & Co. Class A	102,479	7,104
Kansas City Southern	61,908	6,866
* US Airways Group Inc.	312,317	5,300
General Electric Co.	172,264	3,983
* JetBlue Airways Corp.	505,650	3,489
Alliant Techsystems Inc.	38,163	2,764
Norfolk Southern Corp.	29,704	2,289
Raytheon Co.	29,286	1,722
* Hawaiian Holdings Inc.	238,232	1,372
SkyWest Inc.	82,745	1,328
* Republic Airways Holdings Inc.	106,831	1,233
* Saia Inc.	16,197	586
Kimball International Inc. Class B	48,535	440
Sauer-Danfoss Inc.	5,544	324
Standex International Corp.	5,537	306
* Consolidated Graphics Inc.	7,804	305
Argan Inc.	20,418	304
Aircastle Ltd.	19,310	264
* Trex Co. Inc.	5,335	262
FreightCar America Inc.	10,543	230
		135,599
Information Technology (8.7%)
* eBay Inc.	746,173	40,458
Oracle Corp.	976,768	31,589
Mastercard Inc. Class A	45,812	24,790
* Google Inc. Class A	29,052	23,068
Computer Sciences Corp.	423,476	20,848
Microsoft Corp.	547,603	15,667
FLIR Systems Inc.	584,508	15,203
Accenture plc Class A	187,975	14,280
Visa Inc. Class A	82,737	14,052
Analog Devices Inc.	271,942	12,643
Linear Technology Corp.	325,261	12,480
Xilinx Inc.	325,798	12,436
* Gartner Inc.	203,450	11,070
Intel Corp.	456,900	9,983
Altera Corp.	255,128	9,049
Paychex Inc.	255,588	8,963
Cisco Systems Inc.	424,605	8,879
Automatic Data Processing Inc.	136,128	8,851
* CACI International Inc. Class A	137,847	7,977
Dolby Laboratories Inc. Class A	235,095	7,890
* Teradyne Inc.	447,635	7,261
Seagate Technology plc	190,679	6,971
* Facebook Inc. Class A	241,526	6,178
* Teradata Corp.	85,183	4,984
* Alliance Data Systems Corp.	25,312	4,098
* LSI Corp.	539,719	3,659
* Sapient Corp.	273,963	3,340
* Flextronics International Ltd.	483,029	3,265
* CoreLogic Inc./United States	123,178	3,185
DST Systems Inc.	39,542	2,818
AOL Inc.	66,606	2,564
* Kulicke & Soffa Industries Inc.	174,695	2,020
* Unisys Corp.	80,796	1,838

12

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2013

					Market
					Value
				Shares	($000)
*	CSG Systems International Inc.			72,359	1,533
*	Brocade Communications Systems Inc.			245,982	1,419
	Heartland Payment Systems Inc.			39,393	1,299
	Convergys Corp.			62,069	1,057
*	Magnachip Semiconductor Corp.			57,252	991
*	ValueClick Inc.			29,891	883
*	Euronet Worldwide Inc.			25,608	675
*	Photronics Inc.			54,881	367
					370,581
Materials (2.2%)
	LyondellBasell Industries NV Class A			256,623	16,242
	Bemis Co. Inc.			274,297	11,071
	Praxair Inc.			97,216	10,844
	Domtar Corp.			136,721	10,612
	Sigma-Aldrich Corp.			131,961	10,251
	CF Industries Holdings Inc.			46,933	8,935
	Monsanto Co.			35,344	3,733
	Scotts Miracle-Gro Co. Class A			85,007	3,676
	Boise Inc.			415,368	3,597
	Greif Inc. Class A			66,975	3,591
*	Graphic Packaging Holding Co.			390,469	2,925
*	Chemtura Corp.			130,599	2,822
	Minerals Technologies Inc.			53,490	2,220
	Rock Tenn Co. Class A			13,584	1,260
	PH Glatfelter Co.			42,530	994
	Myers Industries Inc.			56,409	787
	Neenah Paper Inc.			19,183	590
	Schweitzer-Mauduit International Inc.			9,113	353
*	Resolute Forest Products Inc.			21,116	342
	Sonoco Products Co.			8,290	290
*	Mercer International Inc.			23,757	164
					95,299
Telecommunication Services (0.0%)
*	Vonage Holdings Corp.			104,523	302

					1,785,713

Total Common Stocks (Cost $3,471,479)					4,081,560

		Coupon

Temporary Cash Investments (3.8%)[1]
Money Market Fund (3.7%)
3,4	Vanguard Market Liquidity Fund	0.147%		156,126,711	156,127

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.1%)
5,6	Federal Home Loan Bank Discount Notes	0.110%	5/15/13	1,000	1,000
5,6,7	Federal Home Loan Bank Discount Notes	0.120%	5/31/13	3,000	2,999
6,7,8	Freddie Mac Discount Notes	0.100%	4/3/13	2,500	2,500

					6,499

Total Temporary Cash Investments (Cost $162,626)					162,626

Total Investments (99.6%) (Cost $3,634,105)					4,244,186
Other Assets and Liabilities—Net (0.4%)					14,989

Net Assets (100%)					4,259,175
* Non-income-producing security.

13

Vanguard® Global Equity Fund
Schedule of Investments
March 31, 2013

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $44,562,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.3% and 1.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $47,116,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $5,432,000 have been segregated as initial margin for open futures contracts.
7 Securities with a value of $120,000 are segregated as collateral for forward currency contracts that were terminated but have not yet settled.
8 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

14

© 2013 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 1292 052013

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: May 17, 2013
VANGUARD HORIZON FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: May 17, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.